________________________________________________________________________________

                                     NN,INC.

                                       and

                       COMPUTERSHARE TRUST COMPANY, N.A.,

                                 as Rights Agent

                                Rights Agreement

                          Dated as of December 16, 2008

________________________________________________________________________________

Section 6.      Transfer, Split Up, Combination and Exchange of Right
                Certificates; Mutilated, Destroyed, Lost or Stolen Right
                Certificates..................................................8
Section 7.      Exercise of Rights; Purchase Price; Expiration Date of Rights.9

Section 11.     Adjustment of Purchase Price, Number of Shares or Number of
                the holders of the Rights, except that from and after such time as any person
Section 12.     Certificate of Adjustment....................................18
Section 13.     Consolidation, Merger or Sale or Transfer of Assets or

                                       i

                               RIGHTS AGREEMENT

     This Rights  Agreement (this  "Agreement"),  is made and entered into as of
December 16, 2008, between NN, Inc., a Delaware corporation (the "Company"), and
Computershare Trust Company, N.A. (the "Rights Agent").

     The Board of  Directors of the Company (the  "Board")  has  authorized  and declared a dividend of one preferred  share  purchase right (a "Right") for each share of Common  Stock,  par value  $0.01 per share,  of the  Company (a "Common
Share")  outstanding  on the Close of Business on December 15, 2008 (the "Record
Date")  and has  authorized  the  issuance  of one Right  with  respect  to each additional  Common Share that shall become  outstanding  between the Record Date and the  earliest  of the  Close  of  Business  on the  Distribution  Date,  the
Redemption  Date and the Close of Business  on the Final  Expiration  Date,  and
certain  additional  shares of Common Stock that shall become  outstanding after the  Distribution  Date as provided in Section 22 of this Agreement,  each Right representing  the right to  purchase  one  one-hundredth  (0.01) of a  Preferred
Share,  or  such  different  amount  and/or  kind  of  securities  as  shall  be hereinafter provided.

     Accordingly,  in  consideration  of the premises and the mutual  agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions.

     For  purposes of this  Agreement,  the  following  terms have the  meanings indicated:

     "Acquiring  Person"  shall mean any Person who or which,  together with all
Affiliates  and  Associates  of such Person,  shall be the  Beneficial  Owner of fifteen  percent  (15%)  or  more  of the  Common  Shares  of the  Company  then outstanding  but shall not include (i) the Company,  (ii) any  Subsidiary of the
Company, (iii) any employee benefit plan of the Company or any Subsidiary of the
Company,  or (iv) any entity  holding Common Shares for or pursuant to the terms of any such employee benefit plan.  Notwithstanding the foregoing, (1) no Person shall become an  "Acquiring  Person" as the result of an  acquisition  of Common
Shares by the  Company  which,  by  reducing  the number of shares  outstanding, increases the proportionate  number of shares  beneficially owned by such Person to fifteen percent (15%) (or such other  percentage as would otherwise result in such person  becoming an Acquiring  Person) or more of the Common  Shares of the
Company then outstanding;  provided,  however,  that if a Person shall so become the Beneficial Owner of fifteen percent (15%) (or such other percentage as would otherwise  result in such person  becoming an  Acquiring  Person) or more of the
Common Shares of the Company then  outstanding  by reason of an  acquisition  of
Common  Shares by the  Company  and shall,  after such  share  purchases  by the
Company,  become the  Beneficial  Owner of an additional one percent (1%) of the outstanding Common Shares of the Company, then such Person shall be deemed to be an  "Acquiring  Person;"  and (2) if the Board  determines  in good faith that a
Person who would otherwise be an "Acquiring  Person," as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently,  and such
Person divests as promptly as  practicable a sufficient  number of Common Shares so that such  Person  would no  longer  be an  "Acquiring  Person,"  as  defined pursuant to the foregoing  provisions of this paragraph,  or, in the case of any
Derivative  Securities  underlying a transaction  entered into by such Person or otherwise  acquired by such Person or any Affiliate or Associate of such Person, such Person terminates such transaction or otherwise disposes of such Derivative
Securities,  then such Person  shall not be deemed to have become an  "Acquiring
Person" for any purposes of this Agreement.

     "Affiliate" and "Associate" shall have the respective  meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange
Act, as in effect on the date of this Agreement.

     "Agreement"  shall  have the  meaning  set forth in the first  introductory paragraph hereof.

     A Person shall be deemed the  "Beneficial  Owner" of and shall be deemed to
"beneficially own" any securities:

     (i) which such  Person or any of such  Person's  Affiliates  or  Associates beneficially owns, directly or indirectly,  for purposes of Section 13(d) of the
Exchange Act and Rule 13d-3  thereunder  (or any  comparable or successor law or regulation);

     (ii) which such Person or any of such Person's Affiliates or Associates has
(A) the right to acquire (whether such right is exercisable  immediately or only
after  the  passage  of  time)  pursuant  to  any   agreement,   arrangement  or
understanding (other than customary agreements with and between underwriters and
selling  group  members  with  respect  to  a  bona  fide  public   offering  of
securities),  written or otherwise,  or upon the exercise of conversion  rights, exchange  rights,  rights  (other than the  Rights),  warrants  or  options,  or otherwise; provided, however, that a Person shall not be deemed pursuant to this subparagraph  (ii)(A) to be the Beneficial Owner of, or to beneficially own, (1)
securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations  promulgated  under the
Exchange Act by or on behalf of such Person or any of such  Person's  Affiliates or  Associates  until such  tendered  securities  are  accepted  for purchase or exchange, or (2) securities which a Person or any of such Person's Affiliates or
Associates may be deemed to have the right to acquire  pursuant to any merger or other acquisition  agreement between the Company and such Person (or one or more of its  Affiliates  or  Associates)  if such  agreement has been approved by the
Board  prior  to there  being  an  Acquiring  Person;  or (B) the  right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial  Owner of, or to  beneficially  own, any  security  if the  agreement,  arrangement  or  understanding  to vote  such security  (1) arises  solely  from a  revocable  proxy or consent  given to such
Person in response to a public proxy or consent  solicitation  made pursuant to, and in accordance with, the applicable rules and regulations  promulgated  under the Exchange Act and (2) is not also then  reportable  on Schedule 13D under the
Exchange Act (or any comparable or successor report);

     (iii) which are beneficially  owned,  directly or indirectly,  by any other
Person (or any Affiliate or Associate  thereof) with which such Person or any of such  Person's  Affiliates  or  Associates  has any  agreement,  arrangement  or understanding (other than customary agreements with and between underwriters and
selling  group  members  with  respect  to  a  bona  fide  public   offering  of
securities), written or otherwise, for the purpose of acquiring, holding, voting
(except to the  extent  contemplated  by the  proviso  to  subparagraph  (ii)(B)
immediately  above) or disposing  of any  securities  of the Company;  provided, however,  that in no case shall an

officer or  director of the  Company be deemed (x) the  Beneficial  Owner of any securities  beneficially  owned by another  officer or  director  of the Company solely by reason of actions  undertaken  by such  persons in their  capacity  as officers or directors of the Company or (y) the  Beneficial  Owner of securities held of record by the trustee of any employee benefit plan of the Company or any
Subsidiary  of the Company for the benefit of any employee of the Company or any
Subsidiary of the Company,  other than the officer or director, by reason of any influence  that  such  officer  or  director  may have  over the  voting  of the securities held in the plan; or

     (iv) which are  Derivative  Securities;  provided that the number of Common
Shares deemed beneficially owned as a result of such Derivative Securities shall equal the number of Common Shares that are  synthetically  owned pursuant to the derivative transactions underlying such Derivative Securities.

     Notwithstanding  anything in this definition of Beneficial Ownership to the contrary,  the phrase "then outstanding," when used with reference to a Person's
Beneficial Ownership of securities of the Company, shall mean the number of such securities  then  issued  and  outstanding  together  with  the  number  of such securities not then actually issued and  outstanding  which such Person would be deemed to own  beneficially  hereunder if the right to acquire  such  securities were fully and effectively exercised.

     "Board"  shall  have  the  meaning  set  forth in the  second  introductory paragraph hereof.

     "Business Day" shall mean any day other than a Saturday,  Sunday,  or a day
on  which  banking   institutions  in  the  Commonwealth  of  Massachusetts  are authorized or obligated by law or executive order to close.

     "Close of Business" on any given date shall mean 5:00 P.M.,  New York time, on such date;  provided,  however,  that if such date is not a  Business  Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

         "Common  Shares" when used with reference to the Company shall mean the shares of Common  Stock,  par value  $.01 per  share,  of the  Company.  "Common
Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity  interest)  with the greatest  voting power of such other  Person or, if such other Person is a Subsidiary  of another  Person,  the
Person or Persons which ultimately control such first-mentioned Person.

         "common stock  equivalents" shall have the meaning set forth in Section
11(a)(iii)(B)(3) hereof.

         "Company"  shall have the meaning  set forth in the first  introductory paragraph hereof.

         "current  per share  market  price" shall have the meaning set forth in
Section 11(d) hereof.

         "Current   Value"   shall  have  the   meaning  set  forth  in  Section
11(a)(iii)(A)(1) hereof.

         "Derivative Securities" shall mean:
     (i)  securities  underlying  a  derivative  transaction  entered  into by a
Person, or derivative  securities  acquired by a Person,  which give such Person the economic

equivalent  of  ownership of an amount of  securities  in the Company due to the fact that the value of the derivative  transaction  is explicitly  determined by reference to the price or value of securities in the Company,  without regard to whether (A) such derivative securities convey any voting rights in securities in the Company to such Person,  (B) such derivative  securities are required to be, or capable of being,  settled through delivery of securities in the Company,  or
(C) such Person may have entered into other transactions that hedge the economic effect of such derivative securities;

     (ii) any  derivative,  swap or other  transaction or series of transactions engaged in,  directly or  indirectly,  by such Person,  the purpose or effect of which is to give such Person economic risk similar to ownership of shares of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or  volatility  of any  shares of any class or series of the  Company,  or which derivative,  swap or other transactions  provide,  directly or indirectly, the  opportunity  to profit from any increase in the price or value of shares of any class or series of the Company  (commonly  referred to as "synthetic  equity interests"),  without  regard  to  whether  (x) the  derivative,  swap or  other transactions  convey any voting  rights in such shares to such  Person,  (y) the derivative,  swap or other  transactions  are  required to be, or are capable of being,  settled  through  delivery  of such  shares or (z) such  Person may have entered into other  transactions  that hedge or mitigate the economic  effect of such  derivative,  swap or other  transactions;

     (iii) any proxy (other than a revocable  proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the
Exchange  Act  by  way of a  solicitation  statement  filed  on  Schedule  14A), agreement,  arrangement,  understanding  or relationship  pursuant to which such
Person  has or  shares a right to vote any  shares of any class or series of the
Company; or

     (v) any agreement,  arrangement,  understanding or relationship,  including any repurchase or similar so-called "stock borrowing"  agreement or arrangement, engaged in,  directly or  indirectly,  by such Person,  the purpose or effect of which is to  mitigate  loss to,  reduce  the  economic  risk  (of  ownership  or otherwise)  of shares of any class or series of the Company by,  manage the risk of share price  changes  for, or increase or decrease  the voting power of, such
Person  with  respect  to the shares of any class or series of the  Company,  or which  provides,  directly or  indirectly,  the  opportunity  to profit from any decrease  in the  price or value of the  shares  of any  class or  series of the
Company (commonly referred to as "short interests").

         "Distribution Date" shall mean the earlier of (i) the Close of Business on the tenth  (10th)  Business Day (or such later date as may be  determined  by action  of the Board  prior to such  time as any  Person  becomes  an  Acquiring
Person) after the Shares  Acquisition  Date or (ii) the Close of Business on the
tenth (10th)  Business Day (or such later date as may be determined by action of the Board prior to such time as any Person  becomes an Acquiring  Person)  after the  date of the  commencement  by any  Person  (other  than  the  Company,  any
Subsidiary  of the Company,  any employee  benefit plan of the Company or of any
Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement  (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange
Act) of the intention of any Person (other than the Company,  any  Subsidiary of the Company,  any employee  benefit plan of the Company or of any  Subsidiary of the

Company or any entity  holding Common Shares for or pursuant to the terms of any such plan) to commence,  a tender or exchange  offer the  consummation  of which would result in such Person becoming an Acquiring Person.

     "earning power" shall have the meaning set forth in Section 13 hereof.

     "equivalent  preferred  shares" shall have the meaning set forth in Section
     11(b) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

     "Final Expiration Date" shall mean December 16, 2011.

     "NASDAQ" shall have the meaning set forth in Section 11(d) hereof.

     "Person" shall mean any individual, firm, corporation, partnership, limited partnership,  limited liability  partnership,  business trust, limited liability company,  unincorporated  association  or other  entity,  and shall  include any successor (by merger or otherwise) of such entity.

     "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

     "Preferred  Shares"  shall  mean  shares of  Series A Junior  Participating
Preferred  Stock,  par value $0.01 per share,  of the Company having such rights and  preferences as are set forth in the Form of Certificate of Designation  set forth as Exhibit A  attached  hereto,  as the same may be  amended  from time to time.

     "Record  Date" shall have the meaning set forth in the second  introductory paragraph hereof.

     "Redemption Date" shall have the meaning set forth in Section 23 hereof.

     "Redemption Price" shall have the meaning set forth in Section 23 hereof.

     "Right"  or  "Rights"  shall  have the  meaning  set  forth  in the  second introductory paragraph hereof.

     "Right  Certificate"  shall  mean  a  certificate  evidencing  a  Right  in substantially the form of Exhibit B attached hereto.

     "Rights  Agent" shall have the meaning set forth in the first  introductory paragraph hereof.

     "Section  11(a)(ii)  Trigger  Date"  shall  have the  meaning  set forth in
Section 11(a)(iii) hereof.

     "Security" shall have the meaning set forth in Section 11(d) hereof.

     "Shares  Acquisition  Date"  shall mean the  earlier of the date of (i) the public  announcement  by the Company or an  Acquiring  Person that an  Acquiring
Person has become such or (ii) the public  disclosure of facts by the Company or an  Acquiring  Person  indicating  that an  Acquiring  Person has  become  such;
provided  that,  if such Person is  determined  not to have become an  Acquiring
Person  pursuant to the definition of "Acquiring  Person" set forth in Section 1 hereof,  then no Shares  Acquisition  Date shall be deemed to have  occurred  by virtue of such event.

     "Spread" shall have the meaning set forth in Section 11(a)(iii)(A) hereof.

     "Subsidiary" of any Person shall mean any Person of which a majority of the voting  power of the  voting  equity  securities  or equity  interest  is owned, directly or indirectly, by such Person.

     "Substitution   Period"  shall  have  the  meaning  set  forth  in  Section
11(a)(iii) hereof.

     "Summary of Rights" shall mean the Summary of Rights to Purchase  Preferred
Shares in substantially the form of Exhibit C attached hereto.

     "Trading Day" shall have the meaning set forth in Section 11(d) hereof.

     Section 2. Appointment of Rights Agent.

     The  Company  hereby  appoints  the  Rights  Agent to act as agent  for the
Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights  Agents as it may deem  necessary  or  desirable,  upon ten (10) days'
prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise,  and shall in no event be liable for,  the acts or  omissions  of any such co-Rights Agent.

     Section 3. Issue of Right Certificates.

     (a) Until the Distribution  Date, (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the  certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y)
the right to receive Right  Certificates will be transferable only in connection
with  the  transfer  of  Common  Shares.   As  soon  as  practicable  after  the
Distribution  Date, the Company will prepare and execute,  the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will,  if  requested,  at the  expense  of the  Company,  send) by  first-class, postage-prepaid  mail, to each record holder of Common Shares as of the Close of
Business on the  Distribution  Date,  at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common
Share so held. As of the Distribution  Date, the Rights will be evidenced solely by such Right Certificates.

     (b) On the Record Date, or as soon as practicable  thereafter,  the Company will send a copy of the Summary of Rights by first-class,  postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record
Date,  at the address of such holder

shown on the records of the  Company.  With respect to  certificates  for Common
Shares  outstanding  as of the Record  Date,  until the Close of Business on the
Distribution Date, the Rights will be evidenced by such certificates  registered in the names of the  holders  thereof  together  with a copy of the  Summary  of
Rights attached  thereto.  Until the Close of Business on the Distribution  Date
(or the  earlier of the  Redemption  Date or the Close of  Business on the Final
Expiration  Date),  the  surrender  for transfer of any  certificate  for Common
Shares  outstanding on the Record Date, with or without a copy of the Summary of
Rights  attached  thereto,  shall also  constitute  the  transfer  of the Rights associated with the Common Shares evidenced thereby.

     (c)  Certificates  for Common Shares which become  outstanding  (including, without limitation, reacquired Common Shares referred to in the last sentence of this Section  3(c)) after the Record Date but prior to the earliest of the Close of  Business  on the  Distribution  Date,  the  Redemption  Date or the Close of
Business  on the Final  Expiration  Date shall have  impressed  on,  printed on, written on or otherwise affixed to them the following legend:

               This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between NN, Inc. and
          Computershare  Trust  Company,  N.A.,  as  Rights  Agent,  dated as of
          December  16,  2008,  as it may  from  time  to  time  be  amended  or supplemented pursuant to its terms (the "Rights Agreement"), the terms of which are hereby  incorporated  herein by  reference  and a copy of which is on file at the principal executive offices of NN, Inc.. Under certain  circumstances,  as set forth in the  Rights  Agreement,  such
          Rights will be evidenced by separate  certificates  and will no longer be evidenced by this certificate.  NN, Inc. will mail to the holder of this certificate a copy of the Rights  Agreement  without charge after receipt of a written request  therefor.  Under certain  circumstances,
          Rights that are or were  acquired or  beneficially  owned by Acquiring
          Persons (as defined in the Rights Agreement) may become null and void.

With respect to such  certificates  containing the foregoing  legend,  until the
Close of Business  on the  Distribution  Date,  the Rights  associated  with the
Common  Shares   represented  by   certificates   shall  be  evidenced  by  such
certificates alone, and the surrender for transfer of any such certificate shall also  constitute  the transfer of the Rights  associated  with the Common Shares represented thereby.

     (d) In the event that the Company  purchases or acquires any Common  Shares after the Record  Date but prior to the Close of  Business  on the  Distribution
Date, any Rights associated with such Common Shares shall be deemed canceled and retired  so that the  Company  shall not be  entitled  to  exercise  any  Rights associated with the Common Shares which are no longer outstanding.

          Section 4. Form of Right Certificates.

         The Right Certificates (and the forms of election to purchase Preferred
Shares  and of  assignment  to be  printed  on the  reverse  thereof)  shall  be substantially  the same as Exhibit B attached  hereto and may have such marks of identification  or  designation  and such  legends,  summaries  or  endorsements printed thereon as the Company may deem  appropriate and as are not inconsistent with the provisions of this Agreement,  or as may be required to comply with any applicable law or with any rule or regulation made pursuant  thereto or with any rule or  regulation  of any stock  exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the other provisions of this
Agreement,  the Right Certificates shall entitle the holders thereof to purchase such number of one  one-hundredths  (0.01) of a Preferred  Share as shall be set forth therein at the Purchase Price, but the number of one one-hundredths (0.01)
of a Preferred  Share and the Purchase  Price shall be subject to  adjustment as provided herein.

          Section 5. Countersignature and Registration.

     (a) The Right  Certificates  shall be  executed on behalf of the Company by its Chairman of the Board, its Chief Executive  Officer,  its President,  any of
its  Vice  Presidents,  or  its  Treasurer,  either  manually  or  by  facsimile signature, shall have affixed thereto the Company's seal (if any) or a facsimile thereof,  and shall be attested by the Secretary or any  Assistant  Secretary of the Company,  either manually or by facsimile signature.  The Right Certificates shall be  countersigned  by the  Rights  Agent  and  shall  not be valid for any purpose unless so  countersigned,  either manually or by facsimile.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company  before  countersignature  by the Rights
Agent and  issuance  and  delivery  by the  Company,  such  Right  Certificates, nevertheless,  may be countersigned by the Rights Agent and issued and delivered by the  Company  with the same  force and effect as though the person who signed such Right  Certificates  had not ceased to be such officer of the Company;  and any Right  Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right  Certificate,  although at the date of the execution of this Rights Agreement any such person was not such an officer.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office,  books for registration of the transfer of the
Right  Certificates  issued  hereunder.  Such  books  shall  show the  names and addresses of the  respective  holders of the Right  Certificates,  the number of
Rights  evidenced on its face by each of the Right  Certificates and the date of each of the Right Certificates.

          Section 6. Transfer,  Split  Up,  Combination  and  Exchange  of  Right
                     Certificates;>  Mutilated,  Destroyed,  Lost or Stolen Right
                     Certificates.

     (a) Subject to the  provisions of Section 14 hereof,  at any time after the
Close of Business on the  Distribution  Date,  and at or prior to the earlier of the Redemption Date or the Close of Business on the Final  Expiration  Date, any
Right  Certificate  or  Right   Certificates   (other  than  Right  Certificates
representing  Rights that have become void pursuant to Section  11(a)(ii) hereof or that have been exchanged  pursuant to Section 24 hereof) may be  transferred, split  up,

combined or  exchanged  for another  Right  Certificate  or Right  Certificates, entitling the registered holder to purchase a like number of one  one-hundredths
(0.01) of a  Preferred  Share as the  Right  Certificate  or Right  Certificates
surrendered  then  entitled  such  holder to  purchase.  Any  registered  holder desiring to transfer,  split up,  combine or exchange any Right  Certificate  or
Right  Certificates  shall make such request in writing  delivered to the Rights
Agent,  and shall  surrender the Right  Certificate or Right  Certificates to be
transferred,  split up,  combined or  exchanged at the  principal  office of the
Rights Agent.  Thereupon the Rights Agent shall  countersign  and deliver to the person entitled thereto a Right Certificate or Right  Certificates,  as the case may be, as so requested. The Company may require payment of a sum sufficient for any tax or  governmental  charge  that may be  imposed  in  connection  with any transfer, split up, combination or exchange of Right Certificates.

     (b)  Subject to the  provisions  of this  Agreement,  at any time after the
Close of Business on the  Distribution  Date,  and at or prior to the earlier of the Redemption Date or the Close of Business on the Final  Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably  satisfactory to them of the loss,  theft,  destruction or mutilation of a Right  Certificate, and, in case of loss, theft or destruction,  of indemnity or security reasonably satisfactory  to them,  and,  at the  Company's  request,  reimbursement  to the
Company and the Rights Agent of all reasonable expenses incidental thereto,  and upon surrender to the Rights Agent and cancellation of the Right  Certificate if mutilated,  the Company  will make and deliver a new Right  Certificate  of like tenor to the Rights Agent for delivery to the  registered  holder in lieu of the
Right Certificate so lost, stolen, destroyed or mutilated.

          Section 7.  Exercise of Rights;  Purchase  Price;  Expiration  Date of
                      Rights.

     (a) The  registered  holder of any Right  Certificate  (other than a holder whose Rights have become void pursuant to Section  11(a)(ii) hereof or have been exchanged  pursuant  to Section 24 hereof)  may  exercise  the Rights  evidenced thereby  in  whole or in part at any  time  after  the  Distribution  Date  upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each one one-hundredth (0.01) of a Preferred Share as to which the Rights are exercised, prior to the earliest of
(i) the Close of Business on the Final  Expiration  Date, (ii) the time at which the right to exercise the Rights  terminates  pursuant to Section 23 hereof,  or
(iii) the time at which the right to exercise the Rights terminates  pursuant to
Section 24 hereof.

     (b) The  purchase  price for each one  one-hundredth  (0.01) of a Preferred
Share to be purchased  upon the exercise of a Right shall  initially be Fourteen
Dollars  ($14.00) (the "Purchase  Price"),  shall be subject to adjustment  from time to time as  provided  in  Sections 11 and 13 hereof and shall be payable in lawful  money of the United  States of America in  accordance  with Section 7(c)
below.

     (c) Upon receipt of a Right Certificate  representing  exercisable  Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the number of one one-hundredths  (0.01) of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right  Certificate  in  accordance with Section 9 hereof by cash,  certified check,  cashier's check or money  order  payable  to the  order of the  Company,  the  Rights  Agent  shall thereupon  promptly (i) (A) requisition from any transfer agent of the Preferred
Shares  certificates for the number of one one-hundredths  (0.01) of a Preferred
Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of one  one-hundredths  (0.01) of a Preferred  Share issuable  upon  exercise  of  the  Rights  hereunder  with a  depository  agent, requisition  from the depositary  agent depositary  receipts  representing  such number of one one-hundredths  (0.01) of a Preferred Share as are to be purchased
(in  which  case  certificates  for the  Preferred  Shares  represented  by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company  hereby  directs the  depositary  agent to comply with such request,
(ii) when  appropriate,  requisition  from the  Company the amount of cash to be paid in lieu of issuance  of  fractional  Preferred  Shares in  accordance  with
Section 14  hereof,  (iii)  after  receipt of such  certificates  or  depositary receipts,  cause the same to be delivered to or upon the order of the registered holder of such  Right  Certificate,  registered  in such name or names as may be designated by such holder,  and (iv) when  appropriate,  after receipt,  deliver such  cash  to or  upon  the  order  of the  registered  holder  of  such  Right
Certificate.

     (d) In case the registered  holder of any Right  Certificate shall exercise less than all the Rights evidenced thereby,  a new Right Certificate  evidencing
Rights  equivalent to the Rights  remaining  unexercised  shall be issued by the
Rights Agent to the registered  holder of such Right  Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, neither the
Rights Agent nor the Company  shall be  obligated  to undertake  any action with respect to a registered holder upon the occurrence of any purported  exercise as set  forth in this  Section  7 unless  such  registered  holder  shall  have (i)
completed and signed the certificate  following the form of election to purchase set forth on the  reverse  side of the Right  Certificate  surrendered  for such exercise  and (ii)  provided  such  additional  evidence of the  identity of the
Beneficial  Owner (or  former  Beneficial  Owner) or  Affiliates  or  Associates thereof as the Company shall reasonably request.

          Section 8. Cancellation and Destruction of Right Certificates.

     All Right Certificates  surrendered for the purpose of exercise,  transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents,  be delivered to the Rights Agent for cancellation or in canceled form, or, if  surrendered  to the Rights Agent,  shall be canceled by it, and no
Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement,  and the Rights Agent shall so cancel and retire,  any other  Right  Certificate  purchased  or acquired by the
Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

          Section 9. Status and Availability of Preferred Shares.

                                       10

     (a) The Company  covenants  and agrees that it will take all such action as may be necessary to ensure that all Preferred  Shares delivered upon exercise of
Rights shall,  at the time of delivery of the  certificates  for such  Preferred
Shares  (subject  to  payment  of the  Purchase  Price),  be  duly  and  validly authorized and issued and fully paid and non-assessable shares.

     (b) The Company further  covenants and agrees that it will pay when due and payable any and all federal and state  transfer  taxes and charges  which may be payable in respect of the issuance or delivery of the Right  Certificates  or of any  Preferred  Shares  upon the  exercise  of Rights.  The  Company  shall not, however,  be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right  Certificates  to a person other than,  or the issuance or delivery of  certificates  or depositary  receipts for the Preferred
Shares  in a name  other  than  that of,  the  registered  holder  of the  Right
Certificate  evidencing  Rights  surrendered  for  exercise,  or to  issue or to deliver any  certificates or depositary  receipts for Preferred  Shares upon the exercise  of any  Rights  until any such tax shall  have been paid (any such tax being payable by the holder of such Right  Certificate at the time of surrender)
or until it has been established to the Company's  reasonable  satisfaction that no such tax or charge is due.

     (c) The Company  covenants  and agrees that it will use its best efforts to cause to be reserved  and kept  available,  out of its  authorized  and unissued
Preferred  Shares or any Preferred  Shares held in its  treasury,  the number of
Preferred  Shares that will be  sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.

          Section 10. Preferred Shares Record Date.

         Each  Person in whose  name any  certificate  for  Preferred  Shares is issued  upon the  exercise  of Rights  shall for all  purposes be deemed to have become the holder of record of the Preferred Shares represented  thereby on, and such  certificate  shall be  dated,  the date upon  which the Right  Certificate evidencing  such Rights was duly  surrendered  and payment of the Purchase Price
(and any applicable  transfer taxes) was made;  provided,  however,  that if the date of such  surrender  and payment is a date upon which the transfer  books of the Company are  closed,  such Person  shall be deemed to have become the record holder  of such  shares  on,  and  such  certificate  shall be  dated,  the next succeeding  Business  Day on which the  transfer  books of the Company are open.
Prior to the  exercise of the Rights  evidenced  thereby,  the holder of a Right
Certificate  shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable,  including,  without limitation,  the right to vote, to receive  dividends or other  distributions  or to exercise any preemptive  rights,  and shall not be  entitled  to  receive  any  notice of any proceedings of the Company, except as provided herein.

          Section 11.  Adjustment of Purchase Price,  Number of Shares or Number
                       of Rights.

     (a)

     (i)  Anything in this  Agreement to the  contrary  notwithstanding,  in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred  Shares payable in Preferred  Shares,  (B) subdivide the outstanding  Preferred Shares, (C) combine the outstanding  Preferred Shares
(by reverse stock split or otherwise) into a smaller number of Preferred Shares, or (D)  issue any  shares  of its  capital  stock in a  reclassification  of the

                                       11

Preferred  Shares  (including  any such  reclassification  in connection  with a consolidation  or merger in which the  Company is the  continuing  or  surviving corporation),  except as otherwise  provided in this Section 11(a), the Purchase
Price in  effect  at the time of the  record  date for such  dividend  or of the effective date of such  subdivision,  combination or  reclassification,  and the number  and kind of shares of capital  stock  issuable  on such  date,  shall be proportionately  adjusted so that the holder of any Right  exercised  after such time shall be  entitled to receive  the  aggregate  number and kind of shares of capital stock which, if such Right had been exercised  immediately prior to such date,  the  holder  would have owned upon such  exercise  and been  entitled  to
receive   by   virtue   of   such   dividend,   subdivision,    combination   or
reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the  aggregate  par value of the shares of capital stock of the Company issuable upon exercise of one Right.

     (ii) Subject to the  following  paragraph of this Section  11(a)(ii) and to
Section 24 of this Agreement,  in the event any Person shall become an Acquiring
Person,  each holder of a Right shall  thereafter have a right to receive,  upon exercise  thereof at a price equal to the then current Purchase Price multiplied by the  number of one  one-hundredths  (0.01) of a  Preferred  Share for which a
Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred  Shares,  such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current  Purchase Price by the number of one  one-hundredths  (0.01) of a Preferred Share for which a Right is then  exercisable and dividing that product by (y) fifty percent (50%) of the then current per share market price of the Company's  Common Shares  (determined pursuant to Section  11(d)  hereof) on the date such Person  became an Acquiring
Person.  In the event that any Person shall  become an Acquiring  Person and the
Rights  shall then be  outstanding,  the Company  shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

     From and after the occurrence of such an event, any Rights that are or were acquired or  beneficially  owned by such  Acquiring  Person (or any Associate or
Affiliate of such  Acquiring  Person) on or after the earlier of (x) the date of such  event and (y) the  Distribution  Date shall be void and any holder of such
Rights  shall  thereafter  have no right  to  exercise  such  Rights  under  any provision of this Agreement.  No Right  Certificate  shall be issued pursuant to
Section 3 that represents Rights beneficially owned by an Acquiring Person whose
Rights  would be void  pursuant to the  preceding  sentence or any  Associate or
Affiliate  thereof;  no Right  Certificate  shall be issued at any time upon the transfer  of any  Rights  to an  Acquiring  Person  whose  Rights  would be void pursuant to the preceding  sentence or any Associate or Affiliate  thereof or to any nominee of such  Acquiring  Person,  Associate or  Affiliate;  and any Right
Certificate  delivered to the Rights  Agent for transfer to an Acquiring  Person whose Rights would be void pursuant to the  preceding  sentence or any Associate or Affiliate thereof shall be canceled.

     (iii) In lieu of issuing Common Shares in accordance with Section 11(a)(ii)
hereof,  the Company may, if the Board  determines that such action is necessary or appropriate and not contrary to the interest of holders of Rights and, in the event that the number of Common  Shares which are  authorized  by the  Company's certificate of  incorporation  but not outstanding or subscribed for or reserved or otherwise committed for issuance for purposes other than upon exercise of the
Rights are not  sufficient  to permit the holder of each Right to  purchase  the number of Common  Shares to which the holder would be entitled upon the exercise in full of

                                       12

the Rights,  or if any  necessary  regulatory  approval of such issuance has not been obtained by the Company, the Company shall: (A) determine the excess of (1)
the value of the Common Shares issuable upon the exercise of a Right (calculated as provided in the last sentence of this Section 11(a)(iii)) pursuant to Section
11(a)(ii) hereof (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"),  and (B) with respect to each Right,  make adequate  provision to substitute  for such Common  Shares,  upon  payment of the  applicable  Purchase
Price,  any one or more of the following having an aggregate value determined by the Board to be equal to the Current  Value:  (1) cash,  (2) a reduction  in the
Purchase  Price,  (3) Common  Shares or other equity  securities  of the Company
(including,  without limitation,  shares, or units of shares, of preferred stock which the Board has  determined  to have the same value as Common  Shares  (such shares of preferred stock, "common stock equivalents")),  (4) debt securities of the Company,  or (5) other assets;  provided,  however, if the Company shall not have made  adequate  provision  to deliver  value  pursuant  to clause (B) above within thirty (30) days  following the first  occurrence of an event  triggering the  rights to  purchase  Common  Shares  described  in Section  11(a)(ii)  (the
"Section  11(a)(ii)  Trigger  Date"),  then the Company  shall be  obligated  to deliver,  upon the  surrender  for  exercise  of a Right and  without  requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary,  cash,  which shares and cash have an aggregate value equal to the
Spread.  If the Board  shall  determine  in good  faith  that it is likely  that sufficient  additional  Common  Shares could be  authorized  for  issuance  upon exercise in full of the  Rights,  the thirty (30) day period set forth above may be  extended to the extent  necessary,  but not more than ninety (90) days after the  Section  11(a)(ii)  Trigger  Date,  in  order  that  the  Company  may seek stockholder  approval  for the  authorization  of such  additional  shares (such period, as it may be extended,  the "Substitution  Period").  To the extent that the Company  determines  that some  action  need be taken  pursuant to the first and/or  second  sentences  of this  Section  11(a)(iii),  the  Company (x) shall provide,  subject  to Section  7(e)  hereof  and the last  paragraph  of Section
11(a)(ii)  hereof,  that such action shall apply  uniformly  to all  outstanding
Rights,  and  (y)  may  suspend  the  exercisability  of the  Rights  until  the expiration  of the  Substitution  Period in order to seek any  authorization  of additional  shares and/or to decide the  appropriate  form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall make a public announcement,  and shall deliver to the Rights Agent a statement,  stating that the  exercisability of the Rights has been temporarily suspended.  At such time as the suspension is no longer in effect,  the Company shall make another  public  announcement,  and deliver to the Rights  Agent a  statement,  so  stating.  For  purposes  of this
Section  11(a)(iii),  the value of the Common  Shares  shall be the  current per share market price (as determined  pursuant to Section  11(d)(i)  hereof) of the
Common Shares on the Section  11(a)(ii) Trigger Date and the value of any common stock  equivalent shall be deemed to have the same value as the Common Shares on such date.

     (b) In  case  the  Company  shall,  at any  time  after  the  date  of this
Agreement,  fix a record date for the issuance of rights, options or warrants to all holders of Preferred  Shares  entitling such holders (for a period  expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase  Preferred  Shares (or shares  having the same rights,  privileges  and
preferences  as  the  Preferred  Shares  ("equivalent   preferred  shares"))  or
securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent  preferred share (or having a conversion price per share, if a security  convertible  into Preferred Shares or equivalent preferred  shares)  less than the then  current  per share  market  price of the
Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase
Price to be in

                                       13

effect  after such record date shall be adjusted  by  multiplying  the  Purchase
Price  in  effect  immediately  prior to such  record  date by a  fraction,  the numerator of which shall be the number of Preferred  Shares  outstanding on such record date plus the number of  Preferred  Shares which the  aggregate  offering price of the total number of Preferred Shares and/or equivalent preferred shares so to  be  offered  (and/or  the  aggregate  initial  conversion  price  of  the convertible  securities so to be offered)  would purchase at such current market price and the  denominator  of which  shall be the  number of  Preferred  Shares outstanding on such record date, plus the number of additional  Preferred Shares and/or  equivalent  preferred  shares to be offered for subscription or purchase
(or into  which  the  convertible  securities  so to be  offered  are  initially convertible);  provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the  aggregate par value of the shares of capital stock of the Company  issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration  shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.  Preferred  Shares owned by or held for the account of the Company  shall not be deemed  outstanding  for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued,  the Purchase  Price shall be adjusted to be the  Purchase  Price which would then be in effect if such record date had not been fixed.

     (c) In  case  the  Company  shall,  at any  time  after  the  date  of this
Agreement,  fix a record date for the making of a distribution to all holders of the Preferred Shares  (including any such distribution made in connection with a consolidation  or merger in which the  Company is the  continuing  or  surviving corporation)  of  evidences  of  indebtedness  or assets  (other  than a regular
quarterly  cash  dividend  or  a  dividend  payable  in  Preferred   Shares)  or
subscription  rights or warrants  (excluding  those referred to in Section 11(b)
hereof),  the  Purchase  Price to be in effect  after such  record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction,  the numerator of which shall be the then current per share market price of the  Preferred  Shares on such record date,  less the fair market  value (as  determined  in good faith by the Board,  whose  determination shall be described in a statement filed with the Rights Agent) of the portion of the  assets  or  evidences  of  indebtedness  so to be  distributed  or of  such subscription  rights  or  warrants  applicable  to one  Preferred  Share and the denominator  of which  shall  be such  current  per  share  market  price of the
Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the  aggregate  par value of the shares of capital  stock of the  Company to be issued  upon  exercise of one
Right. Such adjustments  shall be made successively  whenever such a record date is fixed;  and in the event that such  distribution is not so made, the Purchase
Price shall again be  adjusted to be the  Purchase  Price which would then be in effect if such record date had not been fixed.

     (d)

     (i) For the purpose of any  computation  hereunder,  the "current per share market  price" of any  security (a  "Security"  for the purpose of this  Section
11(d)(i))  on any date shall be deemed to be the  average  of the daily  closing prices per share of such Security for the thirty (30)  consecutive  Trading Days
(as such term is hereinafter  defined) immediately prior

                                       14

to such date;  provided,  however,  that in the event that the current per share market  price of the  Security  is  determined  during a  period  following  the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities  convertible into such shares,  or (B) any subdivision,  combination or  reclassification  of such
Security  and prior to the  expiration  of thirty  (30)  Trading  Days after the ex-dividend date for such dividend or distribution,  or the record date for such subdivision,  combination or reclassification,  then, and in each such case, the current per share  market price shall be  appropriately  adjusted to reflect the current market price per share  equivalent of such  Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes  place on such day,  the  average  of the  closing  bid and asked  prices,
regular  way,  in  either  case  as  reported  in  the  principal   consolidated
transaction  reporting  system with respect to securities  listed or admitted to trading  on the New York Stock  Exchange  or, if the  Security  is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated  transaction  reporting system with respect to securities listed on the principal  national  securities  exchange on which the Security is listed or admitted to trading or, if the  Security is not listed or admitted to trading on any national  securities  exchange,  the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National  Association of Securities  Dealers,  Inc. Automated
Quotations  System  ("NASDAQ")  or such other  system then in use, or, if on any such date the  Security is not quoted by any such  organization,  the average of the closing bid and asked  prices as furnished  by a  professional  market maker making a market in the Security  selected by the Board.  The term  "Trading Day"
shall mean a day on which the principal  national  securities  exchange on which the  Security is listed or admitted  to trading is open for the  transaction  of business  or, if the  Security  is not  listed or  admitted  to  trading  on any national securities exchange, a Business Day.

     (ii) For the purpose of any computation  hereunder,  the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section  11(d)(i).  If the Preferred Shares are not publicly traded,  the "current per share market price" of the  Preferred  Shares shall be conclusively  deemed to be the  current  per share  market  price of the  Common
Shares as determined  pursuant to Section  11(d)(i)  (appropriately  adjusted to reflect any stock split, stock dividend or similar  transaction  occurring after the date hereof),  multiplied by one hundred (100). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded,  "current per share market  price" shall mean the fair value per share as  determined  in good faith by the Board, whose  determination shall be described in a statement filed with the Rights Agent.

     (e) No  adjustment  in the  Purchase  Price shall be  required  unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price;  provided,  however, that any adjustments which by reason of this  Section  11(e) are not  required  to be made shall be carried  forward and taken into account in any subsequent  adjustment.  All  calculations  under this
Section  11  shall  be  made  to  the  nearest   cent  or  to  the  nearest  one
hundred-thousandth  (0.00001)  of a  Preferred  Share or one  hundred-thousandth
(0.00001) of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later  than  three (3) years  from the date of the  transaction which requires such adjustment.

                                       15

     (f) If as a result of an adjustment  made pursuant to Section 11(a) hereof, the holder of any Right  thereafter  exercised  shall become entitled to receive any shares of capital  stock of the Company  other than  Preferred  Shares,  the number of such other  shares so  receivable  upon  exercise  of any Right  shall thereafter be subject to  adjustment  from time to time in a manner and on terms as nearly  equivalent  as  practicable  to the  provisions  with  respect to the
Preferred  Shares  contained in Section  11(a) through (c),  inclusive,  and the provisions  of Sections  7, 9, 10 and 13 with  respect to the  Preferred  Shares shall apply on like terms to any such other shares.

     (g)  All  Rights  originally  issued  by  the  Company  subsequent  to  any adjustment  made to the Purchase  Price  hereunder  shall  evidence the right to purchase,  at the  adjusted  Purchase  Price,  the number of one  one-hundredths
(0.01)  of a  Preferred  Share  purchasable  from  time to time  hereunder  upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company  shall have  exercised  its  election as provided in
Section  11(i),  upon each  adjustment of the Purchase  Price as a result of the calculations  made in Section 11(b) or (c), each Right  outstanding  immediately prior to the making of such adjustment  shall  thereafter  evidence the right to purchase,  at the adjusted  Purchase  Price,  that number of one  one-hundredths
(0.01) of a Preferred  Share  (calculated to the nearest one  hundred-thousandth
(0.00001) of a Preferred  Share)  obtained by (i)  multiplying (x) the number of
Preferred Shares covered by a Right  immediately prior to this adjustment by (y)
the  Purchase  Price  in  effect  immediately  prior to such  adjustment  of the
Purchase  Price and (ii) dividing the product so obtained by the Purchase  Price in effect immediately after such adjustment of the Purchase Price.

     (i) The  Company  may elect on or after the date of any  adjustment  of the
Purchase Price as a result of the  calculations  made in Section 11(b) or (c) to adjust the number of Rights, in substitution for any adjustment in the number of
Preferred Shares  purchasable  upon the exercise of a Right.  Each of the Rights outstanding  after such  adjustment of the number of Rights shall be exercisable for the number of one  one-hundredths  (0.01) of a  Preferred  Share for which a
Right was exercisable  immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth  (0.00001)) obtained by dividing the Purchase Price in effect  immediately prior to adjustment of the
Purchase Price by the Purchase Price in effect  immediately  after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights,  indicating the record date for the  adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date  may be the  date on  which  the  Purchase  Price  is  adjusted  or any day thereafter,  but, if the Right  Certificates have been distributed,  shall be at least ten (10) days  later than the date of the  public  announcement.  If Right
Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i),  the Company shall,  as promptly as practicable, cause to be  distributed  to  holders  of record of Right  Certificates  on such record date Right  Certificates  evidencing,  subject to Section 14 hereof,  the additional  Rights to which such  holders  shall be

                                       16

entitled as a result of such adjustment, or, at the option of the Company, shall cause  to  be  distributed  to  such  holders  of  record  in  substitution  and replacement for the Right Certificates held by such holders prior to the date of adjustment,  and upon surrender thereof,  if required by the Company,  new Right
Certificates  evidencing  all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates to be so distributed shall be issued, executed and  countersigned  in the manner provided for herein (and may bear, at the option of the Company,  the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right  Certificates  on the record date specified in the public announcement.

     (j)  Irrespective  of any adjustment or change in the Purchase Price or the number of Preferred  Shares issuable upon the exercise of the Rights,  the Right
Certificates  theretofore  and  thereafter  issued may  continue  to express the
Purchase Price and the number of one one-hundredths  (0.01) of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

     (k) Before  taking any action that would cause an  adjustment  reducing the
Purchase  Price  below  one  one-hundredths  (0.01) of the then par value of the
Preferred  Shares  issuable upon exercise of the Rights,  the Company shall take any  corporate  action  which  may,  in the  opinion  of its legal  counsel,  be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

     (l) In any case in which this Section 11 shall  require that an  adjustment in the  Purchase  Price be made  effective  as of a record  date for a specified event,  the Company may elect to defer  until the  occurrence  of such event the issuing  to the holder of any Right  exercised  after  such  record  date of the
Preferred  Shares and other capital stock or securities of the Company,  if any, issuable  upon  such  exercise  over and above the  Preferred  Shares  and other capital stock or securities of the Company,  if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however,  that the  Company  shall  deliver  to such  holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m)  Anything  in this  Section  11 to the  contrary  notwithstanding,  the
Company  shall be entitled to make such  reductions  in the Purchase  Price,  in addition to those adjustments  expressly  required by this Section 11, as and to the extent that it in its sole  discretion  shall  determine  to be advisable in order that any (i)  combination  or subdivision  of the Preferred  Shares,  (ii)
issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible  into or  exchangeable  for Preferred  Shares,  (iv)
dividends on Preferred Shares payable in Preferred Shares or (v) issuance of any rights,  options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its  Preferred  Shares shall not be taxable to such stockholders.

     (n) In the  event  that at any time  after the date of this  Agreement  and prior to the  Distribution  Date,  the  Company  shall  (i)  declare  or pay any dividend  on the  Common  Shares  payable  in  Common  Shares  or (ii)  effect a
subdivision,   combination   or   consolidation   of  the   Common   Shares  (by
reclassification  or  otherwise  other than by payment  of  dividends  in Common
Shares) into a greater or lesser number of Common Shares,  then in any such case
(i) the number of one  one-hundredths  (0.01) of a Preferred  Share  purchasable after such event upon  proper  exercise  of each Right  shall be  determined  by multiplying  the number of one  one-hundredths  (0.01) of a  Preferred  Share so purchasable  immediately  prior to such event by a fraction,  the  numerator  of which is the number of Common Shares  outstanding  immediately

                                       17

before such event and the  denominator  of which is the number of Common  Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of
Rights which each Common Share  outstanding  immediately prior to such event had issued with respect to it. The  adjustments  provided for in this Section  11(n)
shall be made successively  whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     Section 12. Certificate of Adjustment.

     Whenever  an  adjustment  is made as provided in Sections 11 and 13 hereof, the  Company  shall  promptly  (a)  prepare a  certificate  setting  forth  such adjustment,  and a brief statement of the facts  accounting for such adjustment,
(b) file  with the  Rights  Agent and with each  transfer  agent for the  Common
Shares  or the  Preferred  Shares  a copy of such  certificate,  and (c) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right  Certificate  in accordance  with Section 26 hereof.  The
Rights Agent shall be fully protected in relying on any such  certificate and on any adjustment  therein  contained and shall not be obligated or responsible for calculating  any  adjustment nor shall it be deemed to have knowledge of such an adjustment unless and until it shall have received such certificate.

     Section 13. Consolidation,  Merger or Sale or Transfer of Assets or Earning
                 Power.

     In the event that, at any time after a Person becomes an Acquiring  Person, directly or indirectly,  (i) the Company shall  consolidate  with, or merge with and into, any other Person (other than a wholly-owned  Subsidiary of the Company in a  transaction  the  principal  purpose  of which is to  change  the state of incorporation  of the  Company),  (ii) any  Person  shall  consolidate  with the
Company,  or  merge  with  and into the  Company  and the  Company  shall be the continuing or surviving  corporation of such merger and, in connection with such merger,  all or part of the Common Shares shall be changed into or exchanged for stock or other  securities  of any other  Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its  Subsidiaries  shall  sell or  otherwise  transfer),  in one or more transactions, assets or earning power aggregating fifty percent (50%) or more of the assets or earning  power of the  Company  and its  Subsidiaries  (taken as a whole)  to any  other  Person  (other  than  the  Company  or one or more of its wholly-owned  Subsidiaries in one or more transactions),  then, and in each such case,  proper provision shall be made so that (A) each holder of a Right (except as otherwise  provided herein) shall thereafter have the right to receive,  upon the  exercise  thereof  at a price  equal to the  then  current  Purchase  Price multiplied by the number of one  one-hundredths  (0.01) of a Preferred Share for which  a Right  is then  exercisable,  in  accordance  with  the  terms  of this
Agreement and in lieu of Preferred Shares, such number of validly authorized and issued,  fully paid,  nonassessable  and freely  tradeable Common Shares of such other Person  (including  the Company as successor  thereto or as the  surviving corporation)  as shall  equal the result  obtained by (x)  multiplying  the then current Purchase Price by the number of one one-hundredths (0.01) of a Preferred
Share for which a Right is then  exercisable  and  dividing  that product by (y)
fifty  percent  (50%) of the then  current per share  market price of the Common
Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation,  merger,  sale or transfer;  (B) the issuer of such Common  Shares shall  thereafter be liable for, and shall assume, by virtue of such consolidation,  merger, sale or transfer,  all the obligations and duties of the Company  pursuant to this

                                       18

Agreement;  (C) the term "Company"  shall  thereafter be deemed to refer to such issuer;  and (D) such issuer shall take such steps  (including,  but not limited to, the  reservation  of a sufficient  number of its Common Shares in accordance with Section 9 hereof) in connection with such  consummation as may be necessary to assure that the provisions  hereof shall thereafter be applicable,  as nearly as reasonably  may be, in relation to the Common Shares  thereafter  deliverable upon the exercise of the Rights.  The Company covenants and agrees that it shall not consummate any such  consolidation,  merger,  sale or transfer  unless prior thereto the Company and such issuer  shall have  executed  and  delivered to the
Rights Agent a supplemental agreement so providing.  The Company shall not enter into any  transaction  of the kind referred to in this Section 13 if at the time of such transaction  there are any rights,  warrants,  instruments or securities outstanding  or  any  agreements  or  arrangements  which,  as a  result  of the consummation of such transaction,  would eliminate or substantially diminish the benefits  intended to be afforded by the Rights.  The provisions of this Section
13 shall similarly  apply to successive  mergers or  consolidations  or sales or other transfers. For purposes hereof, the "earning power" of the Company and its
Subsidiaries  shall be determined in good faith by the Board on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three (3) fiscal years preceding the date of such  determination (or, in the case of any business not operated by the Company or any Subsidiary during three (3) full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

     Section 14. Fractional Rights and Fractional Shares.

     (a) The Company  shall not be required to issue  fractions  of Rights or to distribute Right Certificates which evidence  fractional Rights. In lieu of such fractional  Rights,  there shall be paid to the registered  holders of the Right
Certificates  with regard to which such  fractional  Rights  would  otherwise be issuable,  an amount in cash equal to the same  fraction of the  current  market value of a whole  Right.  For the purposes of this  Section  14(a),  the current market  value of a whole Right shall be the closing  price of the Rights for the
Trading Day immediately  prior to the date on which such fractional Rights would have been  otherwise  issuable.  The closing price for any day shall be the last sale price,  regular  way, or, in case no such sale takes place on such day, the average of the  closing  bid and asked  prices,  regular  way, in either case as reported in the principal consolidated transaction reporting system with respect to securities  listed or admitted to trading on the New York Stock  Exchange or, if the  Rights  are not  listed or  admitted  to  trading  on the New York Stock
Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national  securities exchange on which the Rights are listed or  admitted to trading or, if the Rights are not listed or  admitted to trading on any  national  securities  exchange,  the last quoted  price or, if not so  quoted,  the  average of the high bid and low asked prices in the  over-the-counter  market,  as  reported  by NASDAQ or such  other system then in use or, if on any such date the Rights are not quoted by any such organization,  the average of the closing bid and asked prices as furnished by a professional  market maker making a market in the Rights  selected by the Board.
If on any such date no such market  maker is making a market in the Rights,  the fair value of the Rights on such date as  determined  in good faith by the Board shall be used.

     (b) The  Company  shall not be  required to issue  fractions  of  Preferred
Shares (other than fractions which are integral  multiples of one  one-hundredth
(0.01)  (subject  to  appropriate  adjustment  in the case of a  subdivision  or combination) of a Preferred  Share) upon

                                       19

exercise of the Rights or to distribute  certificates which evidence  fractional
Preferred  Shares  (other than  fractions  which are  integral  multiples of one one-hundredth (0.01) of a Preferred Share).  Interests in fractions of Preferred
Shares in integral  multiples of one  one-hundredth  (0.01) of a Preferred Share may, at the  election of the  Company,  be  evidenced  by  depositary  receipts, pursuant to an  appropriate  agreement  between  the  Company  and a  depositary selected by it; provided,  that such agreement shall provide that the holders of such depositary  receipts shall have all the rights,  privileges and preferences to which  they  are  entitled  as  beneficial  owners  of the  Preferred  Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not  integral  multiples  of one  one-hundredth  (0.01) of a  Preferred
Share, the Company shall pay to each registered holder of Right  Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same  fraction of the current  market  value of one  Preferred  Share as the fraction of one Preferred  Share that such holder would  otherwise  receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b),  the current  market value of a Preferred  Share shall be the closing price of a Preferred  Share (as determined  pursuant to the second  sentence of Section  11(d)(i)  hereof)  for the Trading Day  immediately prior to the date of such exercise.

     (c) The holder of a Right by the acceptance of the Right  expressly  waives any  right to  receive  fractional  Rights  or  fractional  shares  (other  than fractions which are integral multiples of one one-hundredth (0.01) upon exercise of a Right (except as provided above).

     Section 15. Rights of Action.

     All rights of action in respect of this Agreement,  excepting the rights of action  given to the Rights  Agent  under  Section 18 hereof,  are vested in the respective  registered  holders  of the Right  Certificates  (and,  prior to the
Distribution  Date,  the  registered  holders  of the  Common  Shares);  and any registered holder of any Right Certificate (or, prior to the Distribution  Date, of the Common  Shares)  may,  without the consent of the Rights  Agent or of the holder of any other Right  Certificate (or, prior to the  Distribution  Date, of the Common  Shares),  on his or her own  behalf and for his or her own  benefit, enforce,  and may institute and maintain any suit, action or proceeding  against the  Company to  enforce,  or  otherwise  act in respect of, his or her right to exercise the Rights  evidenced by such Right  Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or  any  remedies  available  to  the  holders  of  Rights,  it is  specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the  obligations  under,  and  injunctive  relief  against  actual or threatened violations of the obligations of any Person subject to, this Agreement.

     Section 16. Agreement of Right Holders.

     Every holder of a Right,  by accepting  the same,  consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

                                       20

     (b) after the  Distribution  Date, the Right  Certificates are transferable only on the registry books  maintained by the Rights Agent if surrendered at the principal  office of the Rights Agent,  duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification; and

     (c) the Company and the Rights Agent may deem and treat the person in whose name the Right  Certificate (or, prior to the Distribution  Date, the associated
Common Shares  certificate)  is registered as the absolute  owner thereof and of the Rights  evidenced  thereby  (notwithstanding  any  notations of ownership or writing on the Right  Certificates or the associated  Common Shares  certificate made by anyone  other than the  Company or the  Rights  Agent) for all  purposes whatsoever,  and neither  the Company nor the Rights  Agent shall be affected by any notice to the contrary.

     Section 17. Right Certificate Holder Not Deemed a Stockholder.

     No holder,  as such,  of any Right  Certificate  shall be entitled to vote, receive  dividends  or be deemed for any  purpose  the  holder of the  Preferred
Shares or any other  securities of the Company which may at any time be issuable on the exercise of the Rights  represented  thereby nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any
Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter  submitted to stockholders  at any  meeting  thereof,  or to give or  withhold  consent to any corporate  action,  or to receive notice of meetings or other actions  affecting stockholders  (except as provided in Section 25 hereof), or to receive dividends or subscription  rights,  or otherwise,  until the Right or Rights  evidenced by such  Right  Certificate  shall  have  been  exercised  in  accordance  with the provisions hereof.

     Section 18. Concerning the Rights Agent.

     (a) The Company agrees to pay to the Rights Agent  reasonable  compensation for all services  rendered by it hereunder  and, from time to time, on demand of
the  Rights  Agent,   its  reasonable   expenses  and  counsel  fees  and  other
disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify  the Rights  Agent for,  and to hold it  harmless  against,  any loss, liability, or expense,  incurred without gross negligence,  bad faith or willful misconduct on the part of the Rights Agent,  for anything done or omitted by the
Rights  Agent in  connection  with the  acceptance  and  administration  of this
Agreement,  including  the costs and expenses of defending  against any claim or liability in connection  therewith.  The indemnification  provided for hereunder shall  survive  the  expiration  of the  Rights  and  the  termination  of  this
Agreement.  The costs and  expenses of enforcing  this right of  indemnification shall also be paid by the Company.

     (b) The Rights Agent may conclusively  rely upon and shall be protected and shall  incur no  liability  for or in respect of any action  taken,  suffered or omitted  by it in  connection  with  its  administration  of this  Agreement  in reliance upon any Right  Certificate or certificate for Preferred  Shares or for other securities of the Company,  instrument of assignment or transfer, power of
attorney,   endorsement,   affidavit,   letter,  notice,   direction,   consent,
certificate,  statement, or other paper or document believed by it to be genuine and to be signed,

                                       21

executed and, where necessary, verified or acknowledged, by the proper person or persons. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special,  indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits),  even if the Rights  Agent has been advised of the  likelihood  of such loss or damage and regardless of the form of the action.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent.

     (a) Any entity into which the Rights  Agent or any  successor  Rights Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or  consolidation  to which the Rights Agent or any successor  Rights
Agent shall be a party, or any entity succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the
Rights Agent under this  Agreement  without the execution or filing of any paper or any further act on the part of any of the parties hereto,  provided that such entity would be eligible for  appointment as a successor  Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall  succeed  to the  agency  created  by  this  Agreement,  any of the  Right
Certificates shall have been countersigned but not delivered, any such successor
Rights Agent may adopt the  countersignature of the predecessor Rights Agent and deliver such Right  Certificates so countersigned;  and in case at that time any of the  Right  Certificates  shall not have been  countersigned,  any  successor
Rights Agent may countersign such Right  Certificates  either in the name of the predecessor  Rights Agent or in the name of the successor  Rights Agent;  and in all such cases such Right Certificates shall have the full force provided in the
Right Certificates and in this Agreement.

     (b) In case at any time the name of the Rights  Agent  shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered,  the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been  countersigned,  the Rights Agent may countersign such Right  Certificates  either in its prior name or in its changed name;  and in all such cases such Right  Certificates  shall have the full force provided in the Right Certificates and in this Agreement.

     Section 20. Duties of Rights Agent.

     The Rights Agent undertakes the duties and obligations  expressly set forth in this Agreement and no implied  duties or obligations  shall be read into this
Agreement  against the Rights Agent. The Rights Agent shall perform those duties and obligations  upon the following  terms and  conditions,  by all of which the
Company  and the holders of Right  Certificates,  by their  acceptance  thereof, shall be bound:

     (a) Before the Rights Agent acts or refrains  from  acting,  it may consult with legal counsel (who may be legal  counsel for the Company),  and the opinion of such counsel shall be full and complete  authorization  and protection to the
Rights  Agent as to any  action  taken or  omitted  by it in good  faith  and in accordance with such opinion.

     (b)  Whenever in the  performance  of its duties under this  Agreement  the
Rights Agent shall deem it  necessary  or  desirable  that any fact or matter be proved or  established

                                       22

by the Company prior to taking or suffering any action  hereunder,  such fact or matter  (unless  other  evidence  in  respect  thereof  be  herein  specifically prescribed)  may be  deemed  to be  conclusively  proved  and  established  by a certificate  signed by any one of the Chairman of the Board,  the  President,  a
Vice  President,  the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights
Agent for any action taken or suffered in good faith by it under the  provisions of this Agreement in reliance upon such certificate.

     (c) The  Rights  Agent  shall be  liable  hereunder  only for its own gross negligence, bad faith or willful misconduct.

     (d) The  Rights  Agent  shall not be liable  for or by reason of any of the statements  of fact or  recitals  contained  in this  Agreement  or in the Right
Certificates  (except as to its  countersignature  thereof)  or be  required  to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights  Agent shall not be under any  responsibility  in respect of the validity of this Agreement or the execution and delivery  hereof (except the due  execution  hereof by the Rights  Agent) or in respect  of the  validity  or execution of any Right Certificate (except its  countersignature  thereof);  nor shall it be  responsible  for any  breach  by the  Company  of any  covenant  or condition contained in this Agreement or in any Right Certificate;  nor shall it be responsible  for any adjustment  required under the provisions of Sections 11 or 13  hereof  or  responsible  for the  manner,  method  or  amount of any such adjustment or the  ascertaining of the existence of facts that would require any such  adjustment  (except with  respect to the  exercise of Rights  evidenced by
Right Certificates after actual notice of any such adjustment);  nor shall it by any act  hereunder  be deemed to make any  representation  or warranty as to the authorization  or  reservation  of any shares of  Preferred  Shares to be issued pursuant  to this  Agreement  or any  Right  Certificate  or as to  whether  any
Preferred Shares will, when so issued, be validly  authorized and issued,  fully paid and nonassessable.

     (f) The  Company  agrees that it will  perform,  execute,  acknowledge  and deliver or cause to be performed, executed,  acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying  out or  performing  by the Rights Agent of the provisions of this Agreement.

     (g)  The  Rights  Agent  is  hereby   authorized  and  directed  to  accept
instructions  with respect to the  performance of its duties  hereunder from any one of the Chairman of the Board, the President, a Vice President, the Secretary
or the  Treasurer  of the Company,  and to apply to such  officers for advice or instructions in connection  with its duties,  and it shall not be liable for any action  taken or  suffered  to be taken by it in good faith in  accordance  with instructions  of any such  officer.  Any  application  by the  Rights  Agent for written  instructions  from the Company may, at the option of the Rights  Agent, set forth in writing  any action  proposed  to be taken or omitted by the Rights
Agent under this  Agreement  and the date on or after which such action shall be taken or such omission shall be effective.  The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in  accordance  with a proposal included in any such application on or after the date specified in such application  (which date shall not be less than ten (10) Business Days after the date any officer of the

                                       23

Company actually receives such  application,  unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action
(or the effective date in the case of an omission),  the Rights Agent shall have received, in response to such application,  written instructions with respect to the proposed  action or omission  specifying  a different  action to be taken or omitted.

     (h) The Rights Agent and any stockholder,  director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other  securities of the Company or become pecuniarily  interested in any transaction in which the
Company  may be  interested,  or  contract  with or lend money to the Company or otherwise  act as fully and freely as though it were not Rights Agent under this
Agreement.  Nothing  herein  shall  preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights  Agent may execute and  exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its  attorneys  or  agents,  and the Rights  Agent  shall not be  answerable  or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the  Company  resulting  from any such  act,  default, neglect or misconduct,  provided  reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk  its own  funds  or  otherwise  incur  any  financial  liability  in the performance  of any of its duties  hereunder or in the exercise of its rights if there shall be reasonable  grounds for believing that repayment of such funds or adequate  indemnification  against  such  risk or  liability  is not  reasonably assured to it.

     Section 21. Change of Rights Agent.

     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties  under this  Agreement  upon thirty (30) days' notice in writing mailed to the Company and to each  transfer  agent of the Common  Shares and the
Preferred  Shares by  registered  or certified  mail.  In the event the transfer agency  relationship  in  effect  between  the  Company  and  the  Rights  Agent terminates,  the Rights Agent will be deemed to have resigned  automatically and be discharged  from its duties under this  Agreement as of the effective date of such  termination,  but no sooner than  thirty (30) days after the Rights  Agent receives notice in writing of termination of the transfer  agency  relationship, unless otherwise agreed by the parties, and the Company shall be responsible for sending any  required  notice.  The  Company may remove the Rights  Agent or any successor  Rights Agent upon thirty (30) days' notice in writing,  mailed to the
Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the  Preferred  Shares by registered or certified mail. If the Rights Agent shall resign or be removed or shall  otherwise  become incapable of acting,  the Company shall appoint a successor to the Rights Agent.
If the  Company  shall fail to make such  appointment  within a period of thirty
(30) days after giving  notice of such removal or after it has been  notified in writing of such  resignation  or incapacity  by the  resigning or  incapacitated
Rights  Agent or by the  holder of a Right  Certificate  (who  shall,  with such notice,  submit his Right  Certificate for inspection by the Company),  then the registered  holder of any Right  Certificate may apply to any court of competent jurisdiction  for the  appointment of a new Rights Agent.  Any successor  Rights
Agent,

                                       24

whether  appointed by the Company or by such a court,  shall be a corporation or national bank  organized and doing  business under the laws of the United States or of any state of the United  States,  in good  standing,  which is  authorized under such laws to exercise corporate trust powers and is subject to supervision or  examination  by federal or state  authority and which has at the time of its appointment  as Rights  Agent a combined  capital  and  surplus,  including  its
Affiliates,  of at least $50 million.  After  appointment,  the successor Rights
Agent shall be vested with the same powers,  rights, duties and responsibilities as if it had been originally  named as Rights Agent without further act or deed;
but the  predecessor  Rights Agent shall  deliver and transfer to the  successor
Rights  Agent any  property  at the time held by it  hereunder,  and execute and deliver  any  further  assurance,  conveyance,  act or  deed  necessary  for the purpose.  Not later than the effective date of any such  appointment the Company shall file notice thereof in writing with the predecessor  Rights Agent and each transfer  agent of the Common Shares and the Preferred  Shares.  Failure to give any notice  provided for in this  Section 21,  however,  or any defect  therein, shall not affect the legality or validity of the  resignation  or removal of the
Rights Agent or the  appointment of the successor  Rights Agent, as the case may
be.

     Section 22. Issuance of New Right Certificates.

     Notwithstanding any of the provisions of this Agreement or of the Rights to the  contrary,  the Company  may, at its  option,  issue new Right  Certificates evidencing  Rights in such form as may be  approved  by its Board to reflect any adjustment  or change in the  Purchase  Price and the number or kind or class of shares or other securities or property  purchasable under the Right Certificates made in  accordance  with the  provisions  of this  Agreement.  In addition,  in connection with the issuance or sale of Common Stock following the  Distribution
Date and prior to the earlier of the  Redemption  Date and the Close of Business on the Final  Expiration  Date, the Company may with respect to shares of Common
Stock so issued or sold  pursuant  to (i) the  exercise of stock  options,  (ii)
under any employment plan or arrangement, (iii) upon the exercise, conversion or exchange of  securities,  notes or debentures  issued by the Company,  or (iv) a contractual  obligation  of the  Company,  in each  case  existing  prior to the
Distribution Date, issue Right Certificates  representing the appropriate number of Rights in connection with such issuance or sale.

     Section 23. Redemption.

     (a) The Company may, at its option and with the  approval of the Board,  at any time prior to such time as any Person  becomes an Acquiring  Person,  redeem all but not less than all the then  outstanding  Rights at a redemption price of
$0.001 per Right,  appropriately  adjusted  to reflect  any stock  split,  stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter  referred to as the "Redemption  Price"). The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

     (b) Immediately upon the time of the effectiveness of the redemption of the
Rights  pursuant  to  Section  23(a)  hereof  or  such  earlier  time  as may be determined  by the Board in the action  ordering such  redemption  (although not earlier than the time of such action)  (such time the  "Redemption  Date"),  and without any further  action and  without any notice,  the right to exercise  the
Rights shall  terminate  and the only right  thereafter of the holders of Rights shall be

                                       25

to receive the Redemption  Price.  The Company shall promptly give public notice of any such  redemption;  provided,  however,  that the failure to give,  or any defect in, any such notice  shall not affect the  validity  of such  redemption.
Within ten (10) days after such action of the Board  ordering the  redemption of the Rights pursuant to Section 23(a) hereof,  the Company shall mail a notice of redemption  to all the  holders  of the then  outstanding  Rights at their  last addresses as they appear upon the  registry  books of the Rights Agent or, prior to the  Distribution  Date, on the registry  books of the transfer agent for the
Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given,  whether or not the holder receives the notice.  If the payment of the  Redemption  Price is not included with such notice,  each such notice shall state the  method by which the  payment  of the  Redemption  Price will be made.
Neither the Company nor any of its Affiliates or Associates may redeem,  acquire or  purchase  for value any  Rights at any time in any  manner  other  than that specifically set forth in this Section 23 or in Section 24 hereof, other than in connection with the purchase of Common Shares prior to the Distribution Date.

     Section 24. Exchange.

     (a) The Company  may, at its  option,  by action of the Board,  at any time after any Person becomes an Acquiring  Person,  exchange all or part of the then outstanding  and  exercisable  Rights (which shall not include  Rights that have become void pursuant to the provisions of Section  11(a)(ii)  hereof) for Common
Shares at an exchange  ratio of one Common Share per Right (such  exchange ratio being  hereinafter  referred to as the "Exchange  Ratio").  Notwithstanding  the foregoing,  the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company,  any  Subsidiary  of the Company,  any employee  benefit  plan of the  Company  or any such  Subsidiary,  or any entity holding  Common Shares for or pursuant to the terms of any such plan),  together with all Affiliates and Associates of such Person,  becomes the Beneficial Owner of a majority of the Common Shares then outstanding.

     (b)  Immediately  upon the action of the Board ordering the exchange of any
Rights  pursuant to Section  24(a)  hereof and  without  any further  action and without any notice,  the right to exercise  such Rights shall  terminate and the only right thereafter of a holder of such Rights shall be to receive that number of  Common  Shares  equal  to the  number  of such  Rights  held by such  holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice  shall not affect the  validity  of such  exchange.  The Company promptly  shall mail a notice of any such exchange to all of the holders of such
Rights at their last  addresses  as they appear upon the  registry  books of the
Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange  will state the method by which the  exchange of the Common  Shares for
Rights will be effected and, in the event of any partial exchange, the number of
Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

     (c) In any  exchange  pursuant to this  Section 24, the Company may, at its option,  by action of the Board,  substitute  Preferred  Shares or common  stock equivalents for Common Shares  exchangeable  for Rights,  at the initial rate of one  one-hundredth  (0.01) of a

                                       26

     Preferred Share (or an appropriate  number of common stock equivalents) for each Common  Share,  as  appropriately  adjusted to reflect  adjustments  in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred  Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

     (d) In  the  event  that  there  shall  not be  sufficient  Common  Shares,
Preferred  Shares  or  common  stock  equivalents  authorized  by the  Company's certificate of incorporation  and not outstanding or subscribed for, or reserved or otherwise  committed  for issuance for purposes  other than upon  exercise of
Rights, to permit any exchange of Rights as contemplated in accordance with this
Section  24, the  Company  shall  take all such  action as may be  necessary  to authorize additional Common Shares, Preferred Shares or common stock equivalents for issuance upon exchange of the Rights.

     (e) The Company  shall not be required to issue  fractions of Common Shares or to distribute  certificates which evidence  fractional Common Shares. In lieu of such  fractional  Common  Shares,  the  Company  shall pay to the  registered holders of the Right  Certificates  with regard to which such fractional  Common
Shares would  otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share.  For the purposes of this  Section  24(e),  the current per share  market  value of a whole Common
Share shall be the closing  price of a Common Share (as  determined  pursuant to the second sentence of Section  11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

     Section 25. Notice of Certain Events.

     (a) In case the  Company  shall  propose  to  effect or permit to occur any event set forth in Section  11(a)(ii) or 13 hereof,  then the Company shall give notice thereof to each holder of Rights in accordance  with Section 26 hereof at least ten (10) days prior to the occurrence of such event.

     (b) In case any event set forth in  Section  11(a)(ii)  or 13 hereof  shall occur,  then the Company shall as soon as  practicable  thereafter  give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the  occurrence  of such event,  which notice shall  describe such event and the consequences  of such event to holders of Rights under Section  11(a)(ii) and 13 hereof.

     Section 26. Notices.

     Notices or demands  authorized by this Agreement to be given or made by the
Rights  Agent or by the  holder of any Right  Certificate  to or on the  Company shall  be  sufficiently  given  or made if sent  by  first-class  mail,  postage prepaid,  addressed  (until another  address is filed in writing with the Rights
Agent) as follows:

                  NN, Inc.
                  2000 Waters Edge Drive
                  Building C, Suite 12
                  Johnson City, TN  37604
                  Phone: (423) 743-9151

                                       27

                  Fax: (423) 743-2670
                  Attention: William C. Kelly, Jr.

                  Copy to:

                  Husch Blackwell Sanders LLP
                  4801 Main Street, Suite 1000
                  Kansas City, MO  64112
                  Phone: (816) 983-8000
                  Fax: (816) 983-8080
                  Attention: James M. Ash, Esq.

     Subject  to the  provisions  of  Section  21  hereof,  any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right  Certificate to or on the Rights Agent shall be sufficiently  given or made if sent by registered  or certified  mail and shall be deemed given upon receipt  and,  addressed  (until  another  address is filed in writing  with the
Company) as follows:

                  Computershare Trust Company, N.A.
                  250 Royall Street
                  Canton, MA  02021
                  Attention: Client Services

Notices  or  demands  authorized  by this  Agreement  to be given or made by the
Company or the  Rights  Agent to the  holder of any Right  Certificate  shall be sufficiently  given  or  made  if sent by  first-class  mail,  postage  prepaid, addressed  to such holder at the address of such holder as shown on the registry books of the Company.

     Section 27. Supplements and Amendments.

     The  Company  may from time to time,  and the Rights  Agent  shall,  if the
Company so directs,  supplement or amend this Agreement  without the approval of any holders of Right Certificates in order to cure any ambiguity,  to correct or supplement any provision contained herein which may be defective or inconsistent with any  other  provisions  herein,  or to make any  change  to or  delete  any provision  hereof or to adopt any other  provisions  with  respect to the Rights which the Company may deem necessary or desirable;  provided, however, that from and after such time as any Person  becomes an Acquiring  Person,  this Agreement shall not be amended or supplemented in any manner which would adversely  affect the interests of the holders of Rights  (other than an Acquiring  Person and its
Affiliates  and  Associates).  Any  supplement  or amendment  authorized by this
Section 27 will be evidenced  by a writing  signed by the Company and the Rights
Agent. Notwithstanding anything in this Agreement to the contrary, no supplement or  amendment  that changes the rights and duties of the Rights Agent under this
Agreement  will be effective  against the Rights Agent  without the execution of such supplement or amendment by the Rights Agent.

     Section 28. Successors.

                                       28

     All the covenants and provisions of this Agreement by or for the benefit of the  Company or the Rights  Agent  shall bind and inure to the  benefit of their respective successors and assigns hereunder.

     Section 29. Benefits of this Agreement.

     Nothing  in this  Agreement  shall be  construed  to give to any  person or entity other than the Company,  the Rights Agent and the  registered  holders of the Right  Certificates (and, prior to the Distribution Date, the Common Shares)
any legal or equitable  right,  remedy or claim under this  Agreement;  but this
Agreement shall be for the sole and exclusive benefit of the Company, the Rights
Agent and the registered  holders of the Right  Certificates  (and, prior to the
Distribution Date, the Common Shares).

     Section 30. Severability.

     If any term,  provision,  covenant or restriction of this Agreement is held by a court of competent  jurisdiction or other authority to be invalid,  void or
unenforceable,   the   remainder  of  the  terms,   provisions,   covenants  and
restrictions  of this Agreement  shall remain in full force and effect and shall in no  way  be  affected,  impaired  or  invalidated;  provided,  however,  that notwithstanding  anything in this  Agreement to the contrary,  if any such term, provision,  covenant or  restriction  is held by such court or  authority  to be invalid,  void or  unenforceable  and the  Board  determines  in its good  faith judgment that severing the invalid  language from this Agreement would adversely affect the  purpose or effect of this  Agreement,  the right of  redemption  set forth in Section 23 hereof  shall be  reinstated  and shall not expire until the
Close  of  Business  on  the  tenth  (10th)  day  following  the  date  of  such determination by the Board.

     Section 31. Governing Law.

     This Agreement and each Right Certificate  issued hereunder shall be deemed to be a  contract  made  under  the laws of the  State of  Delaware  and for all purposes shall be governed by and construed in accordance  with the laws of such
State  applicable  to contracts to be made and  performed  entirely  within such
State.

     Section 32. Counterparts.

     This  Agreement may be executed in any number of  counterparts  and each of such  counterparts  shall for all purposes be deemed to be an original,  and all such counterparts shall together constitute but one and the same instrument.

     Section 33. Descriptive Headings.

     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                       29

Section 34. Administration.

     For all purposes of this Agreement, any calculation of the number of Common
Shares outstanding at any particular time, including for purposes of determining the particular  percentage of such outstanding Common Shares of which any Person is the Beneficial  Owner,  shall be made in accordance with the last sentence of
Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act.
The Board  shall have the  exclusive  power and  authority  to  administer  this
Agreement  and to  exercise  all rights and powers  specifically  granted to the
Board, or the Company, or as may be necessary or advisable in the administration of this Agreement,  including,  without  limitation,  the right and power (i) to interpret the provisions of this  Agreement and (ii) to make all  determinations
deemed  necessary  or  advisable  for  the   administration  of  this  Agreement
(including  a  determination  to redeem or not redeem the Rights or to amend the
Agreement). All such actions,  calculations,  interpretations and determinations
(including,  for purposes of clause (y) below, all omissions with respect to the foregoing)  which  are done or made by the  Board in good  faith,  shall  (x) be final,  conclusive and binding on the Company,  the Rights Agent, the holders of the Right  Certificates  and all other  parties  and (y) with  respect to claims specifically arising from the Agreement,  not subject the Board to any liability to the holders of the Rights.

     Section 35. Force Majeure.

         Notwithstanding  anything to the contrary  contained herein, the Rights
Agent shall not be liable for any delays or failures  in  performance  resulting from acts beyond its reasonable control including,  without limitation,  acts of
God,   terrorist  acts,   shortage  of  supply,   breakdowns  or   malfunctions,
interruptions  or  malfunction  of computer  facilities,  or loss of data due to power failures or mechanical  difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

      [Remainder of page intentionally left blank. Signature page follows.]

                                       30

     IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and their  respective  corporate seals to be hereunder  affixed and attested, all as of the day and year first above written.

"COMPANY"                             NN, INC.

                                      By: /s/ Roderick R. Baty
                                         ---------------------------------------
                                      Name: Roderick R. Baty
                                      Title: Chairman and Chief Executive Officer

"RIGHTS AGENT"                        COMPUTERSHARE TRUST COMPANY, N.A.

                                      By: /s/ Dennis V. Moccia
                                         ---------------------------------------
                                      Name:  Dennis V. Moccia
                                      Title: Manager, Contract Administration

                      (Signature page to Rights Agreement)

                                                                      EXHIBIT A
                                     FORM OF

                           CERTIFICATE OF DESIGNATION
                                       OF
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       OF

                                    NN, INC.

               ___________________________________________________

                         Pursuant to Section 151 of the
                         General Corporation Law of the
                                State of Delaware

              _____________________________________________________

     NN,  Inc.,  a  corporation   organized  and  existing   under  the  General
Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby  certifies  that the  following  resolution  was  adopted by the Board of
Directors  of the  Corporation  as  required  by  Section  151  of  the  General
Corporation Law at a meeting duly called and held on December 13, 2008:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance  with the  provisions of the Restated  Certificate of
Incorporation of the Corporation (the "Certificate of Incorporation"), the Board
of Directors  hereby  creates a series of Preferred  Stock,  par value $0.01 per share  (the  "Preferred  Stock"),  of the  Corporation  and  hereby  states  the designation and number of shares,  and fixes the relative  rights,  preferences, and limitations thereof as follows:

     Section 1.  Designation  and  Amount.  The shares of this  series  shall be designated  as "Series A Junior  Participating  Preferred  Stock" (the "Series A
Preferred  Stock") and the number of shares  constituting the Series A Preferred
Stock shall be 200,000.  Such number of shares may be  increased or decreased by resolution of the Board of Directors;  provided,  that no decrease  shall reduce the  number  of shares of  Series A  Preferred  Stock to a number  less than the number of shares  then  outstanding  plus the  number  of  shares  reserved  for issuance upon the exercise of  outstanding  options,  rights or warrants or upon
the  conversion  of  any  outstanding   securities  issued  by  the  Corporation
convertible into Series A Preferred Stock.

     Section 2. Dividends and Distributions.

     (A)  Subject  to the  rights of the  holders of any shares of any series of
Preferred  Stock (or any other stock) ranking prior and superior to the Series A
Preferred  Stock with  respect

                                     -A-1-

to  dividends,  the  holders  of  shares of Series A  Preferred  Stock  shall be entitled to receive,  when,  as and if declared by the Board of Directors out of funds legally available for the purpose,  quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"),  commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share
(rounded  to  the  nearest  cent),  subject  to  the  provision  for  adjustment hereinafter set forth,  equal to 100 times the aggregate per share amount of all cash  dividends,  and 100 times the aggregate per share amount (payable in kind)
of all non-cash dividends or other distributions,  other than a dividend payable in shares of Common Stock,  par value $0.01 per share (the "Common  Stock"),  of the Corporation or a subdivision of the  outstanding  shares of Common Stock (by
reclassification  or  otherwise),   declared  on  the  Common  Stock  since  the
immediately  preceding  Quarterly  Dividend Payment Date or, with respect to the first Quarterly  Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred  Stock.  In the event the  Corporation shall at any time  declare or pay any  dividend on the Common  Stock  payable in shares of Common Stock, or effect a subdivision or combination or  consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by  payment of a dividend  in shares of Common  Stock)  into a greater or lesser number of shares of  Common  Stock,  then in each such case the  amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding  sentence shall be adjusted by  multiplying  such amount by a fraction,  the  numerator of which is the number of shares of Common
Stock  outstanding  immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding  immediately prior to such event.

     (B) The Corporation  shall declare a dividend or distribution on the Series
A Preferred Stock as provided in paragraph (A) of this Section immediately after it  declares a  dividend  or  distribution  on the Common  Stock  (other  than a dividend payable in shares of Common Stock).

     (C)  Dividends due pursuant to paragraph (A) of this Section shall begin to accrue and be cumulative on outstanding  shares of Series A Preferred Stock from the  Quarterly  Dividend  Payment Date next  preceding the date of issue of such shares,  unless the date of issue of such shares is prior to the record date for the first  Quarterly  Dividend  Payment  Date,  in which case  dividends on such shares  shall begin to accrue from the date of issue of such  shares,  or unless the date of issue is a Quarterly  Dividend  Payment  Date or is a date after the record  date for the  determination  of holders of shares of Series A  Preferred
Stock  entitled  to  receive a  quarterly  dividend  and before  such  Quarterly
Dividend  Payment Date, in either of which events such dividends  shall begin to accrue and be cumulative from such Quarterly  Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series
A Preferred  Stock in an amount less than the total amount of such  dividends at the time  accrued and payable on such shares  shall be  allocated  pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of
Directors  may fix a record date for the  determination  of holders of shares of
Series  A  Preferred  Stock  entitled  to  receive  payment  of  a  dividend  or distribution declared thereon,  which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                                     -A-2-

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for  adjustment  hereinafter  set forth,  each share of Series A Preferred  Stock shall entitle the holder thereof to 100 votes on all matters  submitted to a vote of the stockholders of the  Corporation.  In the event the  Corporation  shall at any time declare or pay any dividend on the
Common  Stock  payable in shares of Common  Stock,  or effect a  subdivision  or combination  or  consolidation  of the  outstanding  shares of Common  Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the  number of votes per share to which  holders of shares of Series A
Preferred Stock were entitled  immediately prior to such event shall be adjusted by multiplying  such number by a fraction,  the numerator of which is the number of shares of Common  Stock  outstanding  immediately  after  such  event and the denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

     (B) Except as  otherwise  provided  in the  Certificate  of  Incorporation, including any other  Certificate of Designations  creating a series of Preferred
Stock or any  similar  stock,  or by law,  the  holders  of  shares  of Series A
Preferred  Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, or as otherwise required by law, holders of
Series A Preferred Stock shall have no special voting rights and their consent  shall not be required  (except to the extent they are entitled to vote with holders of Common Stock as set forth  herein) for taking any corporate action.

     Section 4. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or
distributions  payable on the Series A Preferred  Stock as provided in Section 2 are in  arrears,  thereafter  and until all  accrued  and unpaid  dividends  and distributions,  whether or not declared,  on shares of Series A Preferred  Stock outstanding shall have been paid in full, the Corporation shall not:

     (i)  declare  or pay  dividends,  or make any other  distributions,  on any shares of stock  ranking  junior  (either as to dividends  or upon  liquidation, dissolution or winding up) to the Series A Preferred Stock;

     (ii)  declare or pay  dividends,  or make any other  distributions,  on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred  Stock,  except dividends paid ratably on the Series A Preferred  Stock and all such parity stock on which dividends  are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

     (iii) redeem or purchase or otherwise acquire for  consideration  shares of
any  stock  ranking  junior  (either  as  to  dividends  or  upon   liquidation,
dissolution  or winding up) to the Series A Preferred  Stock,  provided that the
Corporation may at any time redeem,  purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the

                                     -A-3-

Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock.

     (B) The  Corporation  shall not permit any subsidiary of the Corporation to purchase  or  otherwise  acquire  for  consideration  any shares of stock of the
Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section  5.  Reacquired  Shares.  Any  shares of Series A  Preferred  Stock purchased  or otherwise  acquired by the  Corporation  in any manner  whatsoever shall be retired  and  canceled  promptly  after the  acquisition  thereof.  The
Corporation  shall  take all such  actions  as are  necessary  to cause all such shares to become  authorized but unissued  shares of Preferred Stock that may be reissued as part of a new series of Preferred  Stock  subject to the  conditions and  restrictions  on  issuance  set  forth  herein  or in  the  Certificate  of
Incorporation,  including any Certificate of  Designations  creating a series of
Preferred Stock or any similar stock, or as otherwise required by law.

     Section 6.  Liquidation,  Dissolution or Winding Up. Upon any  liquidation, dissolution or winding up of the  Corporation  the holders of shares of Series A
Preferred  Stock  shall be entitled  to receive an  aggregate  amount per share, subject to the  provision for  adjustment  hereinafter  set forth,  equal to 100 times the aggregate  amount to be distributed  per share to holders of shares of
Common  Stock plus an amount equal to any accrued and unpaid  dividends.  In the event the  Corporation  shall at any time  declare  or pay any  dividend  on the
Common  Stock  payable in shares of Common  Stock,  or effect a  subdivision  or combination  or  consolidation  of the  outstanding  shares of Common  Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the aggregate  amount to which holders of shares of Series A Preferred
Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by  multiplying  such amount by a fraction  the  numerator  of which is the number of shares of Common Stock outstanding immediately after such event and the  denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation,  Merger, Etc. In case the Corporation shall enter into any  consolidation,  merger,  combination or other transaction in which the shares  of  Common  Stock are  exchanged  for or  changed  into  other  stock or securities,  cash and/or any other property, then in any such case each share of
Series A  Preferred  Stock  shall at the same  time be  similarly  exchanged  or changed  into an amount  per  share,  subject to the  provision  for  adjustment hereinafter  set  forth,  equal to 100  times  the  aggregate  amount  of stock, securities,  cash and/or any other property  (payable in kind),  as the case may be, into which or for which each share of Common Stock is changed or  exchanged.
In the event the  Corporation  shall at any time  declare or pay any dividend on the Common Stock payable in shares of Common Stock,  or effect a subdivision  or combination  or  consolidation  of the  outstanding  shares of Common  Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the amount set forth in the  preceding  sentence  with  respect to the exchange  or change of shares of Series A  Preferred  Stock shall be adjusted by multiplying  such amount by a fraction,  the numerator of which is the

                                     -A-4-

number of shares of Common Stock  outstanding  immediately  after such event and the  denominator  of which is the  number of shares  of Common  Stock  that were outstanding immediately prior to such event.

     Section 8. Amendment. The Certificate of Incorporation shall not be amended in any  manner,  including  in a merger or  consolidation,  which  would  alter, change,  or repeal the  powers,  preferences  or special  rights of the Series A
Preferred Stock so as to affect them adversely  without the affirmative  vote of the  holders  of at least  two-thirds  of the  outstanding  shares  of  Series A
Preferred Stock, voting together as a single class.

     Section 9. Rank. The Series A Preferred  Stock shall rank,  with respect to the  payment of  dividends  and upon  liquidation,  dissolution  and winding up, junior to all series of Preferred Stock.

     Section  10.  Fractional  Shares.  The  Corporation  may,  but shall not be required to,  issue Series A Preferred  Stock in fractions of a share that shall entitle the  holder,  in  proportion  to such  holder's  fractional  shares,  to exercise voting rights,  receive dividends,  participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

     IN WITNESS  WHEREOF,  this Certificate of Designation is executed on behalf of the  Corporation  by its duly  authorized  officer  this ___ day of December,
2008.

                                       NN, INC.

                                       By:    _______________________________
                                              Name:
                                              Title:

                                     -A-5-

                                                                       EXHIBIT B

                            Form of Right Certificate

Certificate No. R-_______                                           _____ Rights

         NOT  EXERCISABLE  AFTER  DECEMBER 16, 2011 OR EARLIER IF  REDEMPTION OR
         EXCHANGE  OCCURS.  THE RIGHTS ARE SUBJECT TO  REDEMPTION  AT $0.001 PER
         RIGHT AND TO EXCHANGE  ON THE TERMS SET FORTH IN THE RIGHTS  AGREEMENT.
         UNDER  CERTAIN  CIRCUMSTANCES,  RIGHTS  THAT  ARE OR WERE  ACQUIRED  OR
         BENEFICIALLY  OWNED  BY  AN  ACQUIRING  PERSON  OR  ANY  ASSOCIATES  OR
         AFFILIATES  THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT)
         OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

                                Right Certificate
                                    NN, INC.

         This certifies that ___________________________, or registered assigns, is the registered  owner of the number of Rights set forth above,  each of which entitles the owner thereof,  subject to the terms,  provisions and conditions of the Rights  Agreement,  dated as of December 16, 2008 (the "Rights  Agreement"), between NN, Inc., a Delaware  corporation  (the  "Company"),  and  Computershare
Trust Company,  N.A. (the "Rights  Agent"),  to purchase from the Company at any time  after  the  Distribution  Date  (as such  term is  defined  in the  Rights
Agreement)  and prior to 5:00 P.M.,  New York time, on December 16, 2011, at the principal  office of the  Rights  Agent,  or at the office of its  successor  as
Rights Agent, one one-hundredth  (0.01) of a fully paid non-assessable  share of
Series A Junior  Participating  Preferred  Stock, par value $0.01 per share (the
"Preferred  Shares"),  of the  Company,  at a  purchase  price of $14.00 per one
one-hundredth  (0.01)  of  a  Preferred  Share  (the  "Purchase  Price"),   upon
presentation and surrender of this Right  Certificate with the certification and the Form of Election to Purchase duly executed.  The number of Rights  evidenced by this  Right  Certificate  (and the number of one  one-hundredths  (0.01) of a
Preferred  Share which may be purchased  upon exercise  hereof) set forth above, and the Purchase Price set forth above,  are the number and Purchase Price as of
December 16, 2008, based on the Preferred Shares as constituted at such date. As provided  in the  Rights  Agreement,  the  Purchase  Price and the number of one one-hundredths  (0.01) of a  Preferred  Share  which may be  purchased  upon the exercise  of the Rights  evidenced  by this  Right  Certificate  are  subject to modification and adjustment upon the happening of certain events.

         From  and  after  the  occurrence  of an  event  described  in  Section
11(a)(ii)  of the  Rights  Agreement,  if the  Rights  evidenced  by this  Right
Certificate  are or were at any time on or after the  earlier of (x) the date of such event and (y) the Distribution  Date (as such term is defined in the Rights
Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or  Affiliate  of an  Acquiring  Person (as such terms are defined in the Rights
Agreement),  such

                                     -B-1-

Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

     This Right  Certificate  is subject  to all of the  terms,  provisions  and conditions of the Rights Agreement,  which terms,  provisions and conditions are hereby  incorporated  herein by  reference  and made a part  hereof and to which
Rights Agreement  reference is hereby made for a full description of the rights, limitations  of rights,  obligations,  duties and  immunities  hereunder  of the
Rights Agent, the Company and the holders of the Right  Certificates.  Copies of the  Rights  Agreement  are on file at the  principal  executive  offices of the
Company and the offices of the Rights Agent.

     This Right  Certificate,  with or without  other Right  Certificates,  upon surrender at the  principal  office of the Rights  Agent,  may be exchanged  for another  Right  Certificate  or  Right  Certificates  of  like  tenor  and  date evidencing  Rights  entitling the holder to purchase a like aggregate  number of
Preferred  Shares as the  Rights  evidenced  by the Right  Certificate  or Right
Certificates  surrendered  shall have entitled such holder to purchase.  If this
Right  Certificate  shall be exercised in part,  the holder shall be entitled to receive upon surrender  hereof another Right  Certificate or Right  Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, at the Company's option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption  price of $0.001  per Right or (ii) may be  exchanged  in whole or in part for shares of the  Company's  Common Stock,  par value $0.01 per share,  or
Preferred Shares.

     No  fractional  Preferred  Shares will be issued  upon the  exercise of any
Right or Rights  evidenced  hereby  (other  than  fractions  which are  integral multiples of one  one-hundredth  (0.01) of a Preferred Share,  which may, at the election of the  Company,  be  evidenced by  depositary  receipts),  but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right  Certificate  shall be  entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred  Shares or of any other  securities  of the  Company  which may at any time be issuable on the exercise hereof,  nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder  hereof,  as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof,  or to give or withhold  consent to any corporate  action,  or to receive notice of meetings or
other  actions  affecting   stockholders  (except  as  provided  in  the  Rights
Agreement), or to receive dividends or subscription rights, or otherwise,  until the  Right or  Rights  evidenced  by this  Right  Certificate  shall  have  been exercised as provided in the Rights Agreement.

     This Right  Certificate  shall not be valid or  obligatory  for any purpose until it shall have been countersigned by the Rights Agent.

                                     -B-2-

     WITNESS the facsimile  signature of the proper  officers of the Company and its corporate seal. Dated as of ____________, _____.

Attest:                                 NN, INC.
_____________________________           By: ____________________________________

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.
Rights Agent

By: _______________________________
         Authorized Signature

                                     -B-3-

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT
       (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

     FOR  VALUE  RECEIVED   ___________________________________   hereby  sells,
assigns and transfers  unto (Please print name and address of  transferee) this
Right Certificate, together with all right, title and interest therein, and does
hereby  irrevocably  constitute  and  appoint   _______________________________,
Attorney,  to  transfer  the  within  Right  Certificate  on  the  books  of the within-named Company, with full power of substitution.

Date:    ______________ __, _______

                                        __________________________________
                                                     Signature

Signature Guaranteed:

     Signatures should be guaranteed by an eligible guarantor institution (bank, stock  broker or savings and loan  association  with  membership  in an approved signature medallion program).

----------------------------------------------------------------

     The undersigned  hereby  certifies that the Rights  evidenced by this Right
Certificate are not beneficially owned by an Acquiring Person or an Affiliate or
Associate thereof (as defined in the Rights Agreement).

                                        __________________________________
                                                     Signature

----------------------------------------------------------------

                                     -B-4-

              Form of Reverse Side of Right Certificate - continued

                          FORM OF ELECTION TO PURCHASE
      (To be executed if holder desires to exercise the Right Certificate.)

To NN, INC.:

     The  undersigned  hereby  irrevocably  elects to  exercise  _______________
Rights  represented by this Right  Certificate to purchase the Preferred  Shares issuable  upon the exercise of such Rights and requests  that  certificates  for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)
________________________________________________________________________________

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate,  a new Right  Certificate for the balance  remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)
________________________________________________________________________________

Dated: _____________ __, ______

                                       __________________________________
                                                   Signature

Signature Guaranteed:

     Signatures should be guaranteed by an eligible guarantor institution (bank, stock  broker or savings and loan  association  with  membership  in an approved signature medallion program).

                                     -B-5-

             Form of Reverse Side of Right Certificate -- continued
             ------------------------------------------------------

     The undersigned  hereby  certifies that the Rights  evidenced by this Right
Certificate are not beneficially owned by an Acquiring Person or an Affiliate or
Associate thereof (as defined in the Rights Agreement).

                                        __________________________________
                                                    Signature
----------------------------------------------------------------

                                     NOTICE

     The  signature in the  foregoing  Forms of  Assignment  and  Election  must conform to the name as written upon the face of this Right  Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed,  the Company and the Rights Agent will deem the  beneficial  owner of the Rights  evidenced by this Right  Certificate to be an Acquiring Person or an
Affiliate or  Associate  thereof (as defined in the Rights  Agreement)  and such
Assignment or Election to Purchase will not be honored.

                                     -B-6-

                                                                       EXHIBIT C

                          SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED SHARES

     On December 13, 2008, the Board of Directors (the "Board") of NN, Inc. (the
"Company") declared a dividend of one preferred share purchase right (a "Right")
for each  outstanding  share of Common  Stock,  par value  $0.01 per share  (the
"Common  Shares")  outstanding  on December 15, 2008 (the "Record  Date") to the
stockholders of record on that date.  Each Right entitles the registered  holder to purchase  from the Company  one  one-hundredth  (0.01) of a share of Series A
Junior Participating  Preferred Stock, par value $0.01 per share (the "Preferred
Shares"), of the Company, at a price of $14.00 per one one-hundredth (0.01) of a
Preferred Share (the "Purchase Price"),  subject to adjustment.  The description and  terms  of the  Rights  are set  forth in a Rights  Agreement  (the  "Rights
Agreement") between the Company and Computershare Trust Company, N.A., as Rights
Agent (the "Rights Agent").

     Until the earlier to occur of (i) the close of business on the tenth (10th)
business  day (or such  later date as may be  determined  by action of the Board prior to such time as any Person becomes an Acquiring Person) following a public announcement  that a person or group of  affiliated  or  associated  persons (an
"Acquiring Person") has acquired  beneficial  ownership of fifteen percent (15%)
or more of the  outstanding  Common  Shares or (ii) the close of business on the tenth (10th)  business day (or such later date as may be determined by action of the  Board  prior  to such  time as any  Person  becomes  an  Acquiring  Person)
following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership  by a  person  or  group  of  fifteen  percent  (15%)  or  more of the
outstanding   Common  Shares  (the  earlier  of  such  dates  being  called  the
"Distribution  Date"), the Rights will be evidenced,  with respect to any of the
Common Share  certificates  outstanding  as of the Record  Date,  by such Common
Share certificate with a copy of this Summary of Rights attached thereto.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution
Date (or earlier  redemption  or  expiration  of the  Rights),  new Common Share certificates  issued  after the Record Date or upon  transfer or new issuance of
Common  Shares will  contain a notation  incorporating  the Rights  Agreement by reference.  Until the Distribution Date (or earlier  redemption or expiration of the Rights),  the surrender for transfer of any  certificates  for Common Shares outstanding as of the Record Date,  even without such notation or a copy of this
Summary of Rights being attached  thereto,  will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as  practicable  following the  Distribution  Date,  separate  certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common  Shares as of the Close of Business on the  Distribution  Date and
such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on  December  16, 2011 (the "Final  Expiration  Date"),  unless the Final
Expiration  Date is extended  or unless the Rights are  earlier  redeemed by the
Company, in each case, as described below.

                                     -C-1-

     The Purchase  Price  payable,  and the number of Preferred  Shares or other securities  or  property  issuable,  upon  exercise of the Rights are subject to adjustment  from time to time to  prevent  dilution  (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred
Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or  warrants  to  subscribe  for or  purchase  Preferred  Shares at a price,  or securities  convertible into Preferred Shares with a conversion price, less than the  then  current  market  price of the  Preferred  Shares  or  (iii)  upon the distribution to holders of the Preferred  Shares of evidences of indebtedness or assets  (excluding  regular  periodic  cash  dividends  paid out of  earnings or retained  earnings or dividends  payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The  number of  outstanding  Rights  and the  number of one  one-hundredths
(0.01) of a  Preferred  Share  issuable  upon  exercise  of each  Right are also subject to  adjustment  in the event of a stock split of the Common  Shares or a stock  dividend on the Common Shares  payable in Common Shares or  subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Preferred  Shares  purchasable  upon  exercise  of the  Rights  will not be redeemable.  Each  Preferred  Share will be  entitled  to a  quarterly  dividend payment of 100 times the  dividend  declared per Common  Share.  In the event of liquidation,  the  holders  of the  Preferred  Shares  will  be  entitled  to an aggregate payment of 100 times the aggregate payment made per Common Share. Each
Preferred Share will have 100 votes,  voting together with the Common Shares. In the event of any merger,  consolidation  or other  transaction  in which  Common
Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount  received per Common  Share.  These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred  Shares'  dividend,  liquidation and voting rights, the value of the one one-hundredth (0.01) interest in a Preferred
Share  purchasable  upon exercise of each Right should  approximate the value of one Common Share.

     From and after the time any Person  becomes  an  Acquiring  Person,  if the
Rights  evidenced by this Right  Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights  Agreement)  acquired or beneficially  owned by an
Acquiring  Person or an Associate  or Affiliate of an Acquiring  Person (as such terms are defined in the Rights  Agreement),  such Rights shall become void, and any  holder of such  Rights  shall  thereafter  have no right to  exercise  such
Rights.

     In the event that, at any time after a Person becomes an Acquiring  Person, the Company is acquired in a merger or other business combination transaction or fifty  percent  (50%) or more of its  consolidated  assets or earning  power are sold,  proper  provision  will  be  made so that  each  holder  of a Right  will thereafter  have the right to  receive,  upon the  exercise  thereof at the then current  exercise  price of the Right,  that number of shares of common stock of the acquiring  company which at the time of such  transaction will have a market value of two (2) times the  exercise  price of the Right.  In the event that any person becomes an Acquiring Person,  proper provision shall be made so that each holder of a Right, other than Rights  beneficially owned by the Acquiring Person and its  Affiliates  and  Associates  (which  will  thereafter  be  void),  will thereafter  have the right to receive upon exercise that number of Common Shares having a

                                     -C-2-

market  value of two (2) times the exercise  price of the Right.  If the Company does not have  sufficient  Common  Shares to satisfy  such  obligation  to issue
Common Shares, or if the Board so elects, the Company shall deliver upon payment of the exercise  price of a Right an amount of cash or securities  equivalent in value to the Common Shares issuable upon exercise of a Right;  provided that, if the Company fails to meet such obligation  within thirty (30) days following the date a Person  becomes an  Acquiring  Person,  the Company  must  deliver,  upon exercise of a Right but without  requiring payment of the exercise price then in effect,  Common Shares (to the extent  available) and cash equal in value to the difference  between the value of the Common Shares  otherwise  issuable upon the exercise of a Right and the exercise price then in effect.  The Board may extend the 30-day period  described  above for up to an  additional  sixty (60) days to permit  the  taking of action  that may be  necessary  to  authorize  sufficient additional  Common  Shares to permit  the  issuance  of Common  Shares  upon the exercise in full of the Rights.

     At any time after any Person  becomes an Acquiring  Person and prior to the acquisition  by any  person or group of a  majority  of the  outstanding  Common
Shares,  the Board may  exchange  the Rights  (other than  Rights  owned by such person or group which have  become  void),  in whole or in part,  at an exchange ratio of one Common Share per Right (subject to adjustment).

     With  certain  exceptions,  no  adjustment  in the  Purchase  Price will be required  until  cumulative  adjustments  require an  adjustment of at least one percent (1%) in such  Purchase  Price.  No fractional  Preferred  Shares will be issued (other than fractions which are integral  multiples of one  one-hundredth
(0.01) of a Preferred  Share,  which may, at the  election  of the  Company,  be evidenced by depositary  receipts)  and in lieu  thereof,  an adjustment in cash will be made  based on the  market  price of the  Preferred  Shares  on the last trading day prior to the date of exercise.

     At any time prior to the time any Person becomes an Acquiring  Person,  the
Board may redeem the Rights in whole,  but not in part, at a price of $0.001 per
Right  (the  "Redemption  Price").  The  redemption  of the  Rights  may be made effective at such time,  on such basis and with such  conditions as the Board in its sole  discretion  may  establish.  Immediately  upon any  redemption  of the
Rights,  the right to exercise the Rights will  terminate  and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Board  without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring  Person and its Affiliates and Associates).

     Until a Right is  exercised,  the  holder  thereof,  as such,  will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Agreement is available free of charge from the Company.  This summary  description  of the  Rights  does not  purport  to be  complete  and is qualified  in its  entirety  by  reference  to the  Agreement,  which is  hereby incorporated herein by reference.

                                     -C-3-